DEFINITIVE PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THE VICTORY PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

THE VICTORY PORTFOLIOS

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD MAY 17, 2013

The Victory Portfolios (the "Trust") will host a special meeting of shareholders, and certain Funds will hold a second special meeting of shareholders (each a "Special Meeting" and together, the "Special Meetings") on May 17, 2013. The first Special Meeting will be held at 10:00 A.M., Eastern Time, and the second Special Meeting will be held at 10:30 A.M., Eastern Time, each as may be adjourned from time to time.

The first Special Meeting will be a joint meeting for the shareholders of all funds of the Trust, which are Balanced Fund, Core Bond Index Fund, Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Fund for Income, Global Equity Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Small Company Opportunity Fund, Special Value Fund and Stock Index Fund (the "Funds" or the "Victory Funds"). The second Special Meeting will be a joint meeting for shareholders of Balanced Fund, Fund for Income, Large Cap Growth Fund, National Municipal Bond Fund and Ohio Municipal Bond Fund. The Special Meetings will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio 43219.

SPECIAL MEETING 1

At the first Special Meeting, we will ask shareholders of all Funds to vote on:

1.  A proposal to elect seven Trustees.

In addition, shareholders of each of Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Global Equity Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Small Company Opportunity Fund and Special Value Fund will be asked to vote on the following additional proposals:

2.  A proposal to approve a new Investment Advisory Agreement between Victory Capital Management Inc. (the "Adviser") and the Trust on behalf of each Fund.

3.  A proposal to approve a Distribution and Service Plan for Class A shares of each Fund.

SPECIAL MEETING 2

At the second Special Meeting, we will ask shareholders of each of Balanced Fund, Fund for Income, Large Cap Growth Fund, National Municipal Bond Fund and Ohio Municipal Bond Fund to approve the following proposals:

2.  A proposal to approve a new Investment Advisory Agreement between Victory Capital Management Inc. (the "Adviser") and the Trust on behalf of each Fund.

3.  A proposal to approve a Distribution and Service Plan for Class A shares of each Fund.

In addition, at the second Special Meeting, we will ask shareholders of each of National Municipal Bond Fund and Ohio Municipal Bond Fund to approve the following proposal:

4.  A proposal to approve a new Investment Sub-Advisory Agreement between the Adviser, KPB Investment Advisors LLC (the "Sub-Adviser") and the Trust on behalf of each of National Municipal Bond Fund and Ohio Municipal Bond Fund.

In addition, shareholders will be asked to vote on any other business properly brought before the Special Meetings and any adjournments or postponements of the Special Meetings.

The enclosed proxy materials describe, in connection with the proposal to approve a new Investment Advisory Agreement for the Trust, a proposed transaction in which a private equity fund sponsored by Crestview Partners and certain employees of the Adviser will acquire KeyBank National Association's 100% ownership stake in the Adviser.

Any shareholder who owned shares of the Funds on March 25, 2013 (the "Record Date") will receive notice of the applicable Special Meetings and will be entitled to vote at each applicable Special Meeting or any adjournment or postponement of each applicable Special Meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated: April 1, 2013

By Order of the Board of Trustees

Christopher K. Dyer, Secretary
3435 Stelzer Road
Columbus, Ohio 43219

YOUR VOTE IS IMPORTANT!

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF
ADDITIONAL SOLICITATIONS BY VOTING TODAY!

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
THE PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE.

Please read the full text of this Proxy Statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals please call your Investment Consultant or The Victory Portfolios at 1-866-796-3441. We appreciate the confidence you have placed in The Victory Portfolios and look forward to helping you achieve your financial goals through investment in The Victory Portfolios.

Q.  Why am I receiving these materials?

A.  The Board of Trustees (the "Board") is soliciting your vote in connection with one or both Special Meetings of Shareholders (each a "Special Meeting" and together, the "Special Meetings") to be held on May 17, 2013. As a shareholder of record, you are invited to attend each applicable Special Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement. Your prompt response will help save the costs of further solicitations for shareholder votes.

Q.  What proposals am I being asked to vote on?

A.  You are being asked to vote on the following:

PROPOSAL	FUNDS AND SHARES CLASS(ES) VOTING
1. To elect seven individuals to serve as Trustees.	All Funds voting together.
2. To approve a new Investment Advisory Agreement between Victory Capital Management Inc. (the "Adviser") and the Trust, on behalf of each Fund.	Balanced Fund, Diversified Stock Fund,
Dividend Growth Fund, Established
Value Fund, Fund for Income, Global
Equity Fund, International Fund,
International Select Fund, Investment
Grade Convertible Fund, Large Cap
Growth Fund, National Municipal Bond
Fund, Ohio Municipal Bond Fund, Small
Company Opportunity Fund and Special
Value Fund, voting separately by Fund.
3. To approve a Distribution and Service Plan.	Balanced Fund, Diversified Stock Fund,
Dividend Growth Fund, Established
Value Fund, Fund for Income, Global
Equity Fund, International Fund,
International Select Fund, Investment
Grade Convertible Fund, Large Cap
Growth Fund, National Municipal Bond
Fund, Ohio Municipal Bond Fund, Small
Company Opportunity Fund and Special
Value Fund, voting separately by Class A
shareholders of each Fund

PROPOSAL	FUNDS AND SHARES CLASS(ES) VOTING
4. To approve an investment
Sub-Advisory Agreement between
the Adviser, KPB Investment Advisors
LLC (the "Sub-Adviser") and the Trust
on behalf of the National Municipal
Bond Fund and Ohio Municipal
Bond Fund.	National Municipal Bond Fund and Ohio Municipal Bond Fund, voting separately by Fund.

Q.  Why am I being asked to elect Trustees?

A.  Federal law generally requires that a majority of the Trust's Trustees be elected by shareholders. Electing Trustees at this Special Meeting will ensure that each of the Trustees has been elected by shareholders, which will save the expense of having to hold a meeting at a later date should vacancies occur that require shareholders to approve new Trustees.

Q.  Are all of the Nominees currently serving as Trustees on the Board of Trustees?

A.  Yes. The Proxy Statement contains a brief description of each individual's background.

Q.  Why is the Board of Trustees recommending a new Investment Advisory Agreement, and why are shareholders being asked to approve it?

A.  On February 19, 2013, KeyCorp, the parent of the Adviser and Victory Capital Advisors, Inc. (the "Distributor"), entered into an agreement to sell the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners (the "Transaction"). As a result of the Transaction, the Adviser and the Distributor will become portfolio companies of Crestview Partners II, L.P. and its affiliated co-investing funds ("Crestview"). Shareholders are NOT being asked to approve the Transaction. The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the Transaction (the "Closing"), your Fund's current investment advisory agreement (the "Current Advisory Agreement") with the Adviser will automatically terminate as required by federal law. To ensure that the management of your Fund can continue without any interruption and that the Adviser can continue to provide your Fund with the same investment management services as the Adviser currently does, we are seeking your approval of a new agreement between the Trust, on behalf of your Fund, and the Adviser (the "New Advisory Agreement"). Your approval of the New Advisory Agreement is also a condition of Crestview's obligation to close the Transaction, although Crestview may waive this condition and proceed with the Closing even if your approval is not obtained. If shareholders approve the New Advisory Agreement in advance of the Closing, the New Advisory Agreement would become effective upon the Closing.

Q.  Will the portfolio manager of my Fund change?

A.  Except as noted below, the Adviser does not anticipate any change in any Fund's portfolio manager directly as a result of the Transaction. There can be no assurance that any particular employee of the Adviser will choose to remain at the Adviser before or after the Closing. The Adviser has notified the Trust that the portfolio manager of Core Bond Index Fund, Stock Index Fund and the fixed income portion of the Balanced Fund was replaced as of April 1, 2013. See below and Proposal 4 regarding changes in contractual arrangements regarding National Municipal Bond Fund and Ohio Municipal Bond Fund.

Q.  Why is the Board of Trustees recommending a new investment Sub-Advisory Agreement?

A.  The Adviser has informed the Board that as part of the Transaction, the portfolio management team that manages the two municipal bond funds, National Municipal Bond Fund and Ohio Municipal Bond Fund, will terminate their employment with the Adviser and transfer their employment to the Sub-Adviser, a subsidiary of KeyBank National Association. The Adviser expects to retain principally the same personnel to continue investment management of the National Municipal Bond Fund and Ohio Municipal Bond Fund by hiring the Sub-Adviser under a Sub-Advisory Agreement (the "Sub-Advisory Agreement") to sub-advise those two funds. As a result, the Adviser does not anticipate any change in either Fund's portfolio manager in connection with the Transaction, provided that shareholders of National Municipal Bond Fund and Ohio Municipal Bond Fund approve the Sub-Advisory Agreement and the New Advisory Agreement. However, there can be no assurance that any particular employee of the Adviser will join or choose to remain at the Sub-Adviser after the Closing. The Sub-Adviser is a newly formed entity.

Q.  Will the fee rates payable by my Fund increase under the New Advisory Agreement?

A.  No. The investment advisory fee payable under your Fund's New Advisory Agreement will not increase from the Current Advisory Agreement.

Q.  Will the fee rates payable by my Fund increase under the Sub-Advisory Agreement?

A.  No. The fees payable under the Sub-Advisory Agreement for National Municipal Bond Fund and Ohio Municipal Bond Fund will be paid entirely by the Adviser and not the Funds. As a result, there is no change in the total advisory fees payable by these Funds.

Q.  How does the New Advisory Agreement differ from the Current Advisory Agreement?

A.  The terms of the New Advisory Agreement are the same as the Current Advisory Agreement in all material respects, but contain new effective dates and combine the investment advisory agreements for all The Victory Portfolios into a single agreement. Except as noted above, no changes are being proposed to the advisory services to any Fund by the Adviser or the fees paid by any Fund to the Adviser.

Q.  If the Proposals are approved, when will the New Advisory Agreement and the Sub-Advisory Agreement take effect?

A.  If Proposals 2 and 4 are approved, the New Advisory Agreement and the Sub-Advisory Agreement will become effective upon the Closing. In order for the Closing to occur, certain other customary conditions must be satisfied (or waived). The Transaction is currently expected to close in the third quarter of 2013. If any conditions to the Closing are not satisfied (and are not waived), the Transaction will not be consummated.

Q.  Why are Core Bond Index Fund and Stock Index Fund not voting on certain proposals?

A.  Those funds are expected to be liquidated on or about April 26, 2013, which is after the Record Date for the Special Meetings, but before the Special Meetings are scheduled to occur. Accordingly, the shareholders of the Core Bond Index Fund and the Stock Index will be asked to elect the Trustees, but other proposals are not relevant.

Q.  Why is the Board of Trustees recommending a Distribution and Service Plan?

A.  Class A shares of each Fund currently have a Rule 12b-1 Distribution Plan (the "Current Distribution Plan"). The Class A Shares also currently have a Shareholder Servicing Plan. You are being asked to approve a proposed Class A Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") (the "Proposed Plan"). If approved by shareholders, the Proposed Plan would combine and replace the two existing plans. The Funds would then discontinue the Shareholder Servicing Plan and the Current Distribution Plan. The Proposed Plan will not increase fees paid by shareholders.

Q.  Why must shareholders approve the Proposed Plan?

A.  Rule 12b-1 under the 1940 Act requires shareholders to approve distribution plans adopted pursuant to the Rule.

Q.  Will the Proposed Plan result in higher fees to the Funds?

A.  No. If approved by shareholders, the Funds will pay fees under the Proposed Plan, but the Shareholder Servicing Plan will be discontinued. There will be no increase in the fee rate paid by shareholders.

Q.  Has my Fund's Board of Trustees approved these proposals?

A.  Yes. The Board unanimously approved these proposals at a meeting held on February 20, 2013, and recommends that you vote to approve each proposal.

Q.  When and where will the shareholder meetings be held?

A.  The first Special Meeting will be held at 10:00 A.M. Eastern Time, unless it is adjourned, and the second Special Meeting will be held at 10:30 A.M. Eastern Time, unless it is adjourned, at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013.

Q.  Will the Fund pay for the Proxy Statement and related costs?

A.  All of the costs of the proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials; the proxy solicitation fees and expenses; and expenses reimbursed to persons holding shares as nominees, will be borne one-half by KeyCorp and one-half by Victory Capital Holdings, Inc., a portfolio company of Crestview, after the Funds of the Trust contribute a total of $114,480 to such costs.

Q.  I have received other proxies from Victory. Is this a duplicate? Do I have to vote again?

A.  This is NOT a duplicate proxy. You are being asked to vote separately for each account you have with the Trust. Shareholders entitled to vote at both Special Meetings will receive separate proxy cards for each Special Meeting.

Q.  How can I vote my shares?

A.  You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. You may also vote your shares by phone or via the internet by following the instructions on the proxy card(s) or by attending the Special Meetings in person. The enclosed proxy card includes a control number that you will need to have available for your reference if you choose to vote online or by telephone. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your Investment Consultant or The Victory Portfolios at 1-866-796-3441.

Dated: April 1, 2013

By Order of the Board of Trustees

Christopher K. Dyer, Secretary

This page is intentionally left blank.

THE VICTORY PORTFOLIOS

SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2013

PROXY STATEMENT

INTRODUCTION

This is a Proxy Statement for The Victory Portfolios (the "Trust") and all of its funds, which include Balanced Fund, Core Bond Index Fund, Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Fund for Income, Global Equity Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Small Company Opportunity Fund, Special Value Fund and Stock Index Fund (the "Funds" or the "Victory Funds").

The Trustees of the Trust are soliciting proxies for a special meeting of shareholders of all Funds, and certain Funds, as described below, will also hold a second special meeting of shareholders (each a "Special Meeting" and together, the "Special Meetings"). The first Special Meeting will be held at 10:00 A.M. Eastern Time, and the second Special Meeting will be held at 10:30 A.M. Eastern Time, each as may be adjourned. The purpose of the Special Meetings is to seek shareholder approval of proposals that have already been approved by the Trustees.

We have divided the Proxy Statement into five parts:

Part 1 — An Overview begins on page 3.

Part 2 — Your Fund's Proposals begins on page 3.

Part 3 — More on Proxy Voting and Shareholder Meetings begins on page 36.

Part 4 — Trust Information begins on page 52.

Part 5 — Exhibits begin on page 55.

This Proxy Statement contains the information you should know before voting on the proposals described in the notice. You should read the entire Proxy Statement before voting. If you have any questions, please call your Investment Consultant or the Funds at 1-866-796-3441.

SPECIAL MEETING 1

Proposal 1: Shareholders of each Fund will vote together.

Proposal 2: Shareholders of each of Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Global Equity Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Small Company Opportunity Fund and Special Value Fund will vote separately.

Proposal 3: Shareholders of Class A shares of each of Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Global Equity Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Small Company Opportunity Fund and Special Value Fund, will vote separately.

SPECIAL MEETING 2

Proposal 2: Shareholders of each of Balanced Fund, Fund for Income, Large Cap Growth Fund, National Municipal Bond Fund, and Ohio Municipal Bond Fund, will vote separately.

Proposal 3: Shareholders of Class A shares of each of Balanced Fund, Fund for Income, Large Cap Growth Fund, National Municipal Bond Fund and Ohio Municipal Bond Fund, will vote separately.

Proposal 4: Shareholders of each of National Municipal Bond Fund and Ohio Municipal Bond Fund, will vote separately.

We will begin mailing the Notice of Special Meetings, this Proxy Statement and Proxy Card(s) to shareholders on or about April 3, 2013.

If you sign the proxy card and return it in time to vote at the Special Meeting, your shares will be voted in accordance with your instructions. Signed proxy cards with no instructions will be voted FOR all the proposals. If you want to revoke your proxy, you may do so before it is exercised at the Special Meeting by filing a written notice of revocation with the Fund at 3435 Stelzer Road, Columbus, Ohio, 43219, by returning a signed proxy with a later date before the Special Meeting or, if attending a Special Meeting in person, by notifying the Fund's Secretary (without complying with any formalities) at any time before your proxy is voted.

Photographic identification will be required for admission to the Special Meetings.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Trust (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street, N.E., Washington, DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street, N.E., Washington, DC 20549, at prescribed rates.

The Trust's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Funds toll-free at 1-800-539-FUND (1-800-539-3863) or write to the Funds at 3435 Stelzer Road, Columbus, OH 43219.

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address or telephone number set forth above.

PART 1 — AN OVERVIEW

The Board of Trustees of the Trust (the "Board") has sent you this Proxy Statement to ask for your vote on proposals affecting your Fund. The Trust will hold the first Special Meeting at 10:00 A.M., Eastern Time, and the second Special Meeting at 10:30 A.M., Eastern Time, as each may be adjourned from time-to-time, on May 17, 2013 at its offices located at 3435 Stelzer Road, Columbus, Ohio 43219 in order to consider the proposals described below.

The Board has fixed the close of business on March 25, 2013 as the Record Date to determine the shareholders who are entitled to notice of each applicable Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

PART 2 — YOUR FUND'S PROPOSALS

PROPOSAL 1
ELECTION OF TRUSTEES

For election at the Special Meeting, the Board has approved the nomination of the individuals listed below (the "Nominees"), each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. All seven of the Nominees are presently Trustees of the Trust. If you grant authority to a third party to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee(s) selected by the Board, or the Board may reduce the number of Trustees as provided in the Trust's Bylaws. Any other Nominee(s) who would serve as a Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), ("Independent Trustees") will be selected by the Independent Trustees currently serving on the Board. The Trust knows of no reason why any of the Nominees would be unable to serve if elected.

Background

Federal law generally requires that a majority of the Trust's Trustees be elected by shareholders. The Board may appoint new Trustees to fill vacancies provided that immediately after the appointment of a new Trustee, at least two-thirds of the Trustees shall have been elected by shareholders. The Board currently consists of eight Trustees, seven of whom have been elected by shareholders and one of whom has been appointed to fill a prior vacancy. All nominees currently serve as Trustees of the Trust. You are being asked to elect seven Trustees, six of whom are Independent Trustees of the Trust, and one of whom is an "interested person" of the Trust. One of the current Trustees of the Trust is not eligible to stand for election as a result of the Trust's retirement policy for its Trustees.

You are being asked to elect the following Nominees, each of whom currently serves as a Trustee.

•  Mr. David Brooks Adcock

•  Mr. Nigel D. T. Andrews

•  Ms. E. Lee Beard

•  Mr. David C. Brown

•  Ms. Sally M. Dungan

•  Mr. David L. Meyer

•  Mr. Leigh A. Wilson

Nominees for Election to the Board

The following tables summarize information about the Nominees. The Board of Trustees oversees the 16 funds of The Victory Portfolios, the one fund of The Victory Institutional Funds and the one fund of The Victory Variable Insurance Funds. The Victory Variable Insurance Funds and The Victory Institutional Funds are registered investment companies which, as of the date of this Proxy Statement, together with the Trust, make up the "Victory Fund Complex." After the liquidation of Core Bond Index Fund and Stock Index Fund scheduled to occur on or about April 26, 2013, The Victory Portfolios will consist of 14 funds.

There is no defined term of office, and each Nominee, if elected, may serve until the earlier of resignation, retirement, removal, death, or the election of a qualified successor. The Trust's policy generally requires that a Trustee must retire from the Board upon reaching age 75, and that a Trustee cannot stand for election by shareholders upon reaching the age of 72. The address for the Trustees is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219.

Independent Nominees Presently Serving as Trustees

Name (Age)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies During Past 5 Years
David Brooks Adcock, (61)	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, (65)	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation (2000-2010); Old Mutual plc (2002-2010); Old Mutual Asset Management (since 2002).
E. Lee Beard, (61)	Trustee	February 2005	Consultant, The Henlee Group, LLC (strategy and business advisory consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, (59)	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

Name (Age)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies During Past 5 Years
David L. Meyer, (55)	Trustee	December 2009 (December 2008 as an Advisory Trustee)	Retired (since 2008), Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008)	None.
Leigh A. Wilson, (68)	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Director, Caledonia Mining Corporation (since 2012); Chair, Old Mutual Funds II (2005-2010); Trustee, Old Mutual Funds III (2007-2010).

Interested Nominee Presently Serving as Trustee

Name (Age)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies During Past 5 Years
David C. Brown,* (40)	Trustee	May 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), Victory Capital Management Inc.	None.

*  Mr. Brown is an interested person of the Trust because, among other things, he is an officer of Victory Capital Management Inc. and owns securities issued by KeyCorp.

Information about the Board

The Board currently has an Audit and Risk Oversight Committee, Continuing Education Committee, Investment Committee, Service Provider Committee, Board Governance and Nominating Committee and Agenda Committee. The current membership of each Committee is described below. Karen F. Shepherd, who currently serves as a Trustee, is not eligible to stand for election as a result of the Trust's retirement policy.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Ms. Shepherd (Chair), Ms. Beard, and Mr. Meyer. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Dungan, (Chair), Mr. Andrews, Ms. Shepherd and Mr. Wilson. The function of this Committee is to oversee the Fund's compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of each Fund's investment advisory agreement.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Brown, and Mr. Meyer. This Committee negotiates the terms of the written agreements with the Funds' service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund's service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with its charter and procedures established by the Committee. The Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Trust or other individuals, including professional recruiters. Considerations relating to prospective nominees include financial knowledge, investment experience, familiarity with the securities industry, and diversity of the Board of Trustees. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Trust or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Trust has adopted a Charter (the "Charter") of the Board Governance and Nominating Committee (the "Committee").

The Committee must determine that each candidate to serve as an Independent Trustee, in addition to meeting the criteria described in the Charter, is not an "interest person" of the Trust (as defined in the 1940 Act). All Trustee nominees shall complete a questionnaire provided by Counsel that will enable the Committee to make this determination.

The Charter has established minimum qualifications that the Committee believes must be met for a position on the Trust's Board of Trustees. The Charter lists the following personal attributes desirable of candidates to serve as a Trustee. These personal attributes include:

•  Public or private sector stature sufficient to instill confidence.

•  High personal and professional integrity.

•  Good business sense.

•  Able to commit the necessary time to prepare for and attend meetings.

•  Not financially dependent on trustee retainer and meeting fees.

The Charter has identified skills, experience and qualifications for decision making that are desirable for candidates to serve as a Trustee. These factors include:

•  General understanding of financial issues, investing, financial markets and technology.

•  General understanding of balance sheets and operating statements.

•  First-hand knowledge of investing.

•  Experience in working in highly regulated and complex legal framework.

•  Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.

•  Ability to be critical, but not confrontational.

•  Demonstrated ability to contribute to Board and committee process.

•  Ability to consider diverse issues and make timely, well-informed decisions.

•  Familiarity with the securities industry.

•  Qualification as an "Audit Committee Financial Expert" (desired but not required).

Each of the Nominees for Trustee were identified, selected and approved by the Nominating Committee.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2012, the Board held seven meetings; the Audit and Risk Oversight Committee held four meetings; the Continuing Education Committee held one meeting (but took no formal action); the Investment Committee held seven meetings; the Service Provider Committee held five meetings; the Board Governance and Nominating Committee held four meetings; and the Agenda

Committee did not meet. In addition, several Sub-Committees met at various times during the fiscal year.

For the fiscal year ended October 31, 2012, each current Trustee attended at least 75% of the meetings of the Board and of any committees on which he or she served, except for Mr. Brown.

Experience and Qualifications of the Trustees

The following summarizes the experience and qualifications of the Trustees.

•  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock's knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews is also the non-executive chairman of Old Mutual's U.S. asset management business, where he also sits on the audit and risk committee. Mr. Andrews also serves as a Governor of the London Business School. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

•  David C. Brown.  Mr. Brown serves as Co-Chief Executive Officer (since 2011) of Victory Capital Management Inc., the Funds' investment adviser, and as such is an "interested person" of the Fund. He previously served as President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser, and his previous experience in the investment management business qualifies him to serve as a Trustee.

•  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard's experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•  Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on boards, including their audit and investment committees, of public and private institutions. The Board believes Ms. Dungan's extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•  David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.). The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•  Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world. As director of the Mutual Fund Directors Forum ("MFDF"), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of the then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience qualifies him to serve as a Trustee.

Trust Ownership

No Independent Nominee (or any immediate family member) owns beneficially or of record an interest in Victory Capital Management Inc., the Trust's investment adviser (the "Adviser") or Victory Capital Advisers, Inc., the Trust's distributor (the "Distributor"), Crestview Partners II, L.P. or any of its affiliated co-investing funds (together, "Crestview"), or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, the Distributor or Crestview. As of January 31, 2013, the Nominees and officers as a group owned beneficially less than 1% of any class of any Fund, other than Global Equity Fund Class I shares (3.15 percent).

The following table shows the dollar ranges of Fund shares (and shares of all series of the Victory Fund Complex) beneficially owned by the Nominees in the Funds and in the Victory Fund Complex as of December 31, 2012:

Independent Nominees

Nominee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	Fund for Income Over $100,000	Over $100,000
Mr. Andrews	Diversified Stock Fund $10,001 – $50,000 Established Value Fund $10,001 – $50,000 Fund for Income $10,001 – $50,000	Over $100,000
Ms. Beard	Diversified Stock Fund
$10,001 – $50,000
Fund for Income
$10,001 – $50,000
Investment Grade
Convertible Fund
$10,001 – $50,000
Large Cap Growth Fund
$10,001 – $50,000
Small Company
Opportunity Fund
	$10,001 – $50,000	Over $100,000
Ms. Dungan	Core Bond Index Fund $10,001 – $50,000 Fund for Income $10,001 – $50,000 Global Equity Fund $10,001 – $50,000	$50,001 – $100,000
Mr. Meyer	Diversified Stock Fund $50,001 – $100,00 International Fund $10,001 – $50,000 Small Company Opportunity Fund $10,001 – $50,000 Special Value Fund $10,001 – $50,000	Over $100,000
Mr. Wilson	Diversified Stock Fund $50,001 – $100,000 Special Value Fund $50,001 – $100,000	Over $100,000

Interested Nominees

Nominee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown	Diversified Stock Fund
Over $100,000
Established Value Fund
Over $100,000
Fund for Income
Over $100,000
International Select Fund
Over $100,000
Investment Grade
Convertible Fund
$10,001 – $50,000
Large Cap Growth Fund
Over $100,000
Small Company
Opportunity Fund
Over $100,000
Special Value Fund
	$50,001 – $100,000	Over $100,000

Remuneration of Trustees

Beginning January 1, 2012, the Victory Fund Complex paid each Independent Trustee and each Advisory Trustee $132,000 per year for his or her services to the Funds in the Victory Fund Complex. The Independent Chair was paid an additional retainer of $66,000 per year. The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following table indicates the compensation received by each Trustee from the Victory Fund Complex for the fiscal year ended October 31, 2012. As of October 31, 2012, there were 17 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated. Dividend Growth Fund commenced operations on November 1, 2012. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation From the Trust	Total Compensation From the Victory Fund Complex
Mr. Adcock	$121,354	$132,000
Mr. Andrews	121,354	132,000
Ms. Beard	121,354	132,000
Ms. Dungan	121,354	132,000
Mr. Meyer	121,354	132,000
Mr. Wilson	182,031	198,000

Interested Trustees

Trustee	Aggregate Compensation From the Trust	Total Compensation From the Victory Fund Complex
Mr. Brown	None	None

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex. Such amounts are invested by the Victory Fund Complex in one or more Funds or cash, as selected by the Trustee. The following table lists, as of December 31, 2012, the Trustees nominated for reelection who have elected to defer all or a portion of their compensation from the Victory Fund Complex during the fiscal year ended October 31, 2012, the Funds or cash owned, and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	Fund for Income	$281,563

Officer Compensation

The following table indicates the compensation received by the only officer of the Victory Fund Complex who receives compensation from the Victory Fund Complex for the fiscal year ended October 31, 2012. Payments are made to EJV Financial Services LLC, which provides the services of the Chief Compliance Officer, Edward J. Veilleux.

Officer	Aggregate Compensation From the Trust	Total Compensation From the Victory Fund Complex
Mr. Veilleux	$157,003	$169,247

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including a majority of the Independent Trustees, has selected Ernst & Young LLP ("E&Y"), Scripps Center, 312 Walnut Street, Suite 1900, Cincinnati, OH 45202, to serve as the independent registered public accounting firm for the Victory Fund Complex. E&Y, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit and Risk Oversight Committee that it is an independent registered public accounting firm with respect to each Fund.

No representatives of E&Y will be present at the Special Meeting.

The table included in Exhibit A summarizes for the Trust for the two most recent fiscal years ended October 31, the fees billed by E&Y for all audit and non-audit services provided directly to the Trust. The fee information is presented under the following captions:

(a)  Audit Fees — fees related to the audit and review of the financial statements included in the annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)  Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or the review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c)  Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d)  All Other Fees — fees for products and services provided to the Trust other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

The charter of the Audit and Risk Oversight Committee requires that the Audit and Risk Oversight Committee approve (a) all audit and permissible non-audit services to be provided to each Fund, and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Affiliated Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit and Risk Oversight Committee has implemented policies and procedures by which such services may be approved other than by the full Committee, subject to subsequent review and approval by the Committee. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Audit and Risk Oversight Committee.

For each Fund's two most recent fiscal years, E&Y provided no services to the Funds for which the preapproval requirement was waived.

The Audit and Risk Oversight Committee has considered whether the provision of non-audit services rendered by E&Y to the Adviser and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor's independence. All services provided by E&Y to each Fund, the Adviser or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

Required Vote

Trustees are elected by a plurality of the votes cast at the first Special Meeting in person and by proxy.

Recommendation

The Board unanimously recommends that shareholders vote "FOR" the election of the Nominees as Trustees of the Trust included as Proposal 1.

INTRODUCTION TO PROPOSAL 2

Proposed New Investment Advisory Agreement

Shareholders of each Fund are being asked to approve the New Investment Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser. The Board has approved, and recommends that shareholders of each Fund approve the New Advisory Agreement. If you grant authority to a third party to vote regarding Proposal 2, the persons named as proxies will vote for the Proposal.

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners (the "Transaction"). Pursuant to separate contractual arrangements, certain members of management of the Adviser and the Distributor have agreed to participate alongside Crestview Partners in the Transaction. The private equity fund sponsored by Crestview Partners is Crestview Partners II, L.P. and its affiliated co-investing funds (together, "Crestview"), which, along with certain members of management, will acquire KeyBank National Association's ("KeyBank") 100 percent ownership of the Adviser and KeyCorp's 100 percent ownership of the Distributor for $246 million in cash and debt, subject to adjustment at the closing of the Transaction (the "Closing"). KeyBank is a wholly-owned subsidiary of KeyCorp. The purchase price will consist of $201 million of cash at Closing and a $45 million seller note payable to KeyCorp. The final value of the note will be determined at the end of 2013. Shareholder approval of the New Advisory Agreement is a condition to Crestview's obligation to consummate the Closing, and the Transaction is subject to other customary closing conditions and consents of certain investment advisory clients of the Adviser. The Transaction is currently expected to close in the third quarter of 2013.

Shareholders are NOT being asked to approve the Transaction. Rather, as described below, shareholders are being asked to vote on certain proposals, some of which are presented as a result of the Transaction.

After the Closing, the Adviser will continue to operate under its current name, and its senior management and portfolio managers (except as noted below) will continue to lead the firm and will beneficially own a significant minority interest in the Adviser. Crestview, through its affiliated entities, will beneficially own a majority interest in the Adviser. The Adviser believes that the Transaction will help assure that it will retain its culture and disciplined investment process, and will allow the Adviser to attract and retain key investment professionals, and continue to provide a high level of service to the Victory Fund Complex. Under the 1940 Act, the Transaction will result in a change of control of the Adviser, which will result in the automatic termination of the following existing investment advisory agreements for the Funds (collectively, the "Current Advisory Agreement"):

-  The current combined investment advisory agreement, dated March 1, 1997, as amended, for Balanced Fund, Core Bond Index Fund, Diversified Stock Fund, Dividend Growth Fund, Fund for Income, Global Equity Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Small Company Opportunity Fund, Special Value Fund and Stock Index Fund; and

The current investment advisory agreement, dated March 1, 1997, as amended, for Established Value Fund and Large Cap Growth Fund.

In order for the Adviser to be able to continue to provide investment advisory services to the Funds following the Closing, shareholders of each Fund of the Trust must approve the New Advisory Agreement with respect to their Fund.

In addition, the Adviser has informed the Board that as part of the Transaction, the portfolio management team that manages the two municipal bond funds, National Municipal Bond Fund and Ohio Municipal Bond Fund, will terminate their employment with the Adviser and will become employees of KPB Investment Advisors LLC (the "Sub-Adviser"). The Sub-Adviser is a wholly-owned subsidiary of KeyBank, and is now in the process of registering as an investment adviser with the SEC. The Adviser expects to retain principally the same personnel to continue investment management of the National Municipal Bond Fund and Ohio Municipal Bond Fund by hiring the Sub-Adviser under the Sub-Advisory Agreement to sub-advise those two funds. Except as noted below, the Adviser does not anticipate any change in any Fund's portfolio manager in connection with the Transaction, provided that shareholders of those Funds approve the Sub-Advisory Agreement and the New Advisory Agreement. However, there can be no assurance that any particular employee of the Adviser will join or choose to remain at the Sub-Adviser after the Closing.

In order for the Adviser to continue to be able to provide investment advisory services to the National Municipal Bond Fund and Ohio Municipal Bond Fund following the Closing, shareholders of those two Funds of the Trust must also approve the Sub-Advisory Agreement with respect to their Fund (see Proposal 4) and the New Advisory Agreement with respect to their Fund (Proposal 2).

CONDITIONS TO CLOSING THE TRANSACTION

Shareholder approval of the New Advisory Agreement is a condition to Crestview's obligation to consummate the Closing, and the Transaction is subject to other customary closing conditions and consents of certain advisory clients of the Adviser. The Transaction is currently expected to close in the third quarter of 2013. There is no assurance, however, that the Transaction will close. If it does not, then the Current Advisory Agreement will remain in effect.

WHO WILL OWN THE ADVISER AFTER THE TRANSACTION?

The Adviser and the Distributor will be owned by Victory Capital Holdings, Inc. That entity will be owned primarily by Crestview. In addition, after the Closing, certain officers and employees of the Adviser (including Mr. Brown) will beneficially own, collectively, a significant minority interest in Victory Capital Holdings, Inc. Crestview is a private equity fund organized in 2007 with approximately $2.4 billion in capital commitments. Crestview Advisors, L.L.C. serves as investment adviser to Crestview and Crestview Partners, L.P. and its affiliated co-investing funds, a private equity fund organized in 2004, which fund complexes combined had capital commitments totaling approximately $4 billion as of December 31, 2012.

HOW DOES PROPOSAL 2 AFFECT SHAREHOLDERS OF THE VICTORY PORTFOLIOS?

The investment advisory agreements for all The Victory Portfolios will be combined into a single agreement.

Except as noted below, no changes are proposed to the overall level of services the Adviser currently provides to The Victory Portfolios and no changes are proposed to the level of fees payable by each Fund for those services. Except as noted below, the Adviser has informed the Board that it does not anticipate any changes in the portfolio managers or the portfolio management teams of The Victory Portfolios as a result of the Transaction other than changes in contractual arrangements as described in Proposal 4.

On February 20, 2013, the Board voted to liquidate Core Bond Index Fund and Stock Index Fund on or about April 26, 2013. The Lead Portfolio Manager for those two Funds was replaced effective April 1, 2013 by Christopher K. Dyer, Head of Mutual Fund Administration of the Adviser and Secretary of the Trust. The Lead Portfolio Manager for the fixed income portion of the Balanced Fund was replaced effective April 1, 2013 by Heidi L. Adelman, Chief Investment Officer (Mortgage Investments) of the Adviser. In addition, Balanced Fund's fixed income investment process changed on that date from a passive index style to an active management style focused on mortgage-backed securities and obligations of the U.S. government, its agencies or instrumentalities, as more fully described in the related prospectus supplement. Shareholders were notified of these changes in prospectus supplements dated March 1, 2013.

WHAT ARE THE TERMS OF THE NEW ADVISORY AGREEMENT?

The form of the New Advisory Agreement is attached as Exhibit B. The description of the New Advisory Agreement that follows is qualified in its entirety by reference to the exhibit.

Except as described below, the New Advisory Agreement will be similar in all material respects to the Current Advisory Agreement. Under the New Advisory Agreement, the Adviser will continue to serve as investment adviser to each Fund of The Victory Portfolios, retain ultimate responsibility for the management of, and provide investment oversight and supervision of, each Fund of The Victory Portfolios. These investment management services will be similar in all material respects to the investment advisory services provided under the Current Advisory Agreement, and the Adviser's fees for these services will remain unchanged under the New Advisory Agreement.

Under the New Advisory Agreement, as is the case with the Current Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly. Each Fund also bears all fees and expenses of its operations other than those assumed by the Adviser or its underwriter by agreement. The advisory fee rates paid to the Adviser, summarized below, will remain unchanged. The New Advisory Agreement provides that Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by Adviser of its duties and obligations thereunder. This standard is the same standard that is contained in the Current Advisory Agreement.

To the same extent permitted under the Current Advisory Agreement, the New Advisory Agreement permits the Adviser to enter into sub-advisory agreements for the benefit of one or more Funds, although the Adviser would continue to have ultimate responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. If the Adviser enters into sub-advisory agreements for any of the Funds of The Victory Portfolios, the Adviser would bear the costs and expenses payable to the sub-adviser, as well as all expenses in connection with the performance of its advisory services for such Funds. The Adviser is also permitted, just as it is under the Current Advisory Agreement, to operate as a "manager of managers" for the Funds. This provision provides increased flexibility for the Adviser to operate in the manner it deems most efficient. In a manager of managers arrangement, the Adviser would retain ultimate responsibility for all investment advisory services furnished to the Fund and would monitor compliance by any sub-advisers with investment objective, strategies, policies, limitations and restrictions applicable of the Fund. This provision makes this structure available for the existing Funds and future funds of the Trust, subject to receipt of any additional SEC exemptive relief, if required, and further shareholder approval, if required. The Adviser has informed the Board that it has no current plans to implement a manager of managers arrangement for the Funds. See Proposal 4 regarding sub-advisory arrangements for National Municipal Bond Fund and Ohio Municipal Bond Fund. The New Advisory Agreement will be governed by Delaware law; the Current Advisory Agreement is governed by Ohio law.

Under both the Current Advisory Agreement and the New Advisory Agreement, except to the extent the Adviser has delegated any advisory functions to a sub-adviser as permitted under each Agreement, the Adviser will determine, subject to the general supervision and oversight of the Board, and in accordance with each Fund's investment objective and policies, which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute portfolio transactions. Except to the extent the Adviser has delegated any advisory functions to a sub-adviser as permitted under the Agreement, allocation of transactions to broker-dealers is determined by the Adviser, in its best judgment and using its best efforts to seek the best overall terms available. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services provided to Funds of The Victory Portfolios and or other funds and accounts over which the Adviser or its affiliates exercise investment discretion. During the fiscal year ended October 31, 2012, no commissions were paid to affiliated brokers in connection with the purchase or sale of securities for any of the funds in the Victory Fund Complex.

Under both the Current Advisory Agreement and the New Advisory Agreement, each Fund of The Victory Portfolios bears certain other expenses incurred in its operation, including: interest; taxes; brokerage fees and commissions; fees of Board members who are not employees of the Adviser; legal and audit expenses; administrator, custodian, pricing, bookkeeping, registrar and transfer agent fees and expenses; SEC and state blue sky fees; printing and mailing costs for shareholder reports and proxy statements and related solicitation and other costs, unless otherwise provided for; expenses of typesetting Prospectuses and Statements of Additional Information and supplements thereto, as well as costs of mailing the same to existing shareholders; insurance premiums for fidelity bonds and other insurance coverage approved by the Board; association membership dues approved by the Board; costs of indemnification; and any extraordinary expenses including related legal expenses.

Under the Current Advisory Agreement, the Adviser may delegate functions to affiliates that are under the indirect control of KeyCorp, and the reference to KeyCorp is eliminated in the New Advisory Agreement. In addition, the Current Advisory Agreement references the fact that under separate arrangements, the names "Victory" and derivatives thereof are licensed to the Trust by KeyCorp directly or through one of its subsidiaries, and the Trust's continued use of such names is subject to the right of KeyCorp or its applicable subsidiary to withdraw this permission in the event the Adviser or another subsidiary of KeyCorp is not the investment adviser to the Trust. The Board expects a similar name license will be granted at Closing by the Adviser, which will be the owner of the relevant names upon Closing. The license will be subject to the right of the Adviser, rather than KeyCorp, to withdraw this permission in the event the Adviser or one of its affiliates is not the investment adviser to the Trust.

The Current Advisory Agreement had an initial term of two years and could be renewed annually by the approval of a majority of the trustees, including a majority of the trustees that are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees"). At a meeting held on November 30, 2011, the Board approved continuation of the Current Advisory Agreement until December 31, 2012. At a meeting held on December 29, 2012, the Board approved the continuation of the Current Advisory Agreement until December 31, 2013. At a meeting held on February 20, 2013, the Board approved the New Advisory Agreement. The New Advisory Agreement will continue for an initial term ending on December 31, 2014 and may be renewed annually thereafter so long as it is approved annually by a majority of the Trustees, including a majority of the Independent Trustees. Like the Current Advisory Agreement, the New Advisory Agreement: (1) is terminable at any time, with respect to any Fund, without penalty on 60 days written notice by the Board or by vote of a majority of the outstanding shares of the applicable Fund, or on 60 days written notice by the Adviser with respect to all Funds; and (2) terminates automatically in the event of assignment, as defined in the 1940 Act.

Each Fund's shareholders last approved their Fund's Current Advisory Agreement, in accordance with the requirements of the 1940 Act, as of the following dates:

FUND	SHAREHOLDER APPROVAL DATE
Balanced Fund	December 1, 1995
Core Bond Index Fund	December 1, 1995
Diversified Stock Fund	December 1, 1995
Dividend Growth Fund	October 31, 2012
Established Value Fund	March 5, 1999
Fund for Income	December 1, 1995
Global Equity Fund	February 16, 2010
International Fund	November 24, 2008
International Select Fund	November 24, 2008
Investment Grade Convertible Fund	March 23, 1998
Large Cap Growth Fund	December 1, 1995
National Municipal Bond Fund	December 1, 1995
Ohio Municipal Bond Fund	December 1, 1995
Small Company Opportunity Fund	May 30, 2007
Special Value Fund	December 1, 1995
Stock Index Fund	December 1, 1995

Each Fund's approval on December 1, 1995 was in connection with a proposal to reorganize the Trust as what is now known as a Delaware statutory trust. With respect to Small Company Opportunity Fund, shareholders approved an increase in its investment advisory fee. Each other Fund's approval was an initial consent of sole shareholder.

HOW DO THE FUNDS COMPENSATE THE ADVISER FOR ITS SERVICES TO THE FUNDS?

Exhibit D sets forth the advisory fee rates under the Current Advisory Agreement with respect to each Fund of The Victory Portfolios, and the advisory fees paid to the Adviser by such Funds during the fiscal year ended October 31, 2012 and any advisory fees waived or expenses reimbursed or recaptured by the Adviser. The advisory fee rate of each Fund will not change under the New Advisory Agreement.

In addition, Exhibit E sets forth investment advisory fees paid to the Adviser by other funds having a similar investment objective as a Fund of The Victory Portfolios, as well as the advisory fee rates applicable to those funds along with such funds' net asset values (or the portion managed by the Adviser) on December 31, 2012, along with any advisory fees waived or expenses reimbursed or recaptured by the Adviser with respect to those funds.

The Adviser (also known as the "Administrator") also serves under separate agreements as Administrator and Fund Accounting Agent for the Funds of the Trust. Exhibit D also sets forth the administration fee rates under the Administration and Fund Accounting Agreement with respect to each Fund, and the administration fees paid to the Administrator by such Funds during the fiscal year ended October 31, 2012. The administration fee rate of each Fund will not change as a result of the Transaction.

In addition, Exhibit E sets forth the administration fees paid to the Administrator by other funds having a similar investment objective as a Fund of The Victory Portfolios, as well as the administration fee rates applicable to those funds along with such funds' net asset values on December 31, 2012.

OTHER FEES PAID BY THE FUNDS TO AFFILIATES OF THE ADVISER

Exhibit D also shows fees paid by the Funds during their most recent fiscal year to affiliates of the Adviser, including fees for all of the services described below.

KeyBank serves as custodian for Balanced Fund, Core Bond Index Fund, Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Fund for Income, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Small Company Opportunity Fund, Special Value Fund and Stock Index Fund of the Trust and, The Victory Institutional Funds and The Victory Variable Insurance Funds. KeyBank receives fees at an annualized rate of 0.0081% of the Victory Fund Complex's aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services. Prior to July 1, 2012, this fee was 0.0098%. No change in the custody relationship between the Funds and KeyBank is anticipated as a result of the Transaction, and KeyBank is expected to continue to serve in this role if the New Advisory Agreement is approved.

The Trust has adopted a Distribution Plan for Class R shares and Class C shares of certain Funds. Pursuant to the Distribution Plan, the Distributor or financial institutions may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the applicable Funds (0.25% for Class R shares of Fund for Income) and 1.00% of the average daily net assets of Class C Shares of the applicable Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class R and Class C Shares of the Funds. Financial institutions may include affiliates of the Adviser, including Key Investment Services, KeyBanc Capital Markets and KeyBank Trust Department.

The Trust has adopted a Shareholder Servicing Plan for Class A shares and Class R shares of certain Funds. The Distributor or financial institutions (directly or through the Distributor), pursuant to the Shareholder Servicing Plan, may receive from Class A Shares of the Funds and Class R shares of Stock Index Fund a fee of up to 0.25% of the average daily net assets of the Class A Shares of the Funds (or 0.15% of the Class A shares and 0.25% of the Class R shares of Stock Index Fund) for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser, including Key Investment Services, KeyBanc Capital Markets and KeyBank Trust Department.

In addition, the Distributor receives commissions on sales of the Class A Shares and certain redemptions of Class C Shares, respectively, of the Funds.

Generally, all of the distribution and shareholder servicing fees paid to the Distributor are paid out to entities not affiliated with the Adviser, other than those shown in Exhibit D.

The Victory Fund Complex (except International Fund, International Select Fund and Global Equity Fund) participates in a short-term, demand note "Line of Credit" agreement with KeyCorp. Under the agreement, the Victory Fund Complex (except International Fund, International Select Fund and Global Equity Fund) may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.15% on the committed $50 million for providing the Line of Credit. Prior to June 1, 2012, there was a committed credit line of $150 million with an annual commitment fee of 0.30%. Each fund in the Victory Fund Complex (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The Line of Credit expires May 31, 2013, and KeyBank has indicated that it is willing to extend a line of credit through December 31, 2013.

WHAT IF A FUND'S SHAREHOLDERS DO NOT APPROVE THE NEW ADVISORY AGREEMENT?

If a Fund's shareholders do not approve the New Advisory Agreement, Crestview will not be obligated to close the Transaction. However, if a Fund's shareholders do not approve the New Advisory Agreement but the Closing nevertheless occurs, the Adviser will cease to serve as the investment adviser to that Fund as of the date of the Closing except as described below. In the event that the New Advisory Agreement is not approved by a Fund's shareholders prior to the Closing, the Board will consider what other action is necessary, appropriate, and in the best interests of that Fund and its shareholders under the circumstances, which may include approving an interim advisory agreement with the Adviser in accordance with Rule 15a-4 under the 1940 Act pending a further shareholder vote on the New Advisory Agreement. Rule 15a-4 permits an investment adviser to provide services to a mutual fund for a temporary period of time without shareholder approval of the interim agreement so long as the fund's board of trustees, including a majority of the trustees who are not "interested persons" (as defined by Section 2(a)(19) under the 1940 Act) of the mutual fund, approves the interim agreement and the following conditions, among others, are met:

-  The interim agreement terminates within 150 days;

-  Compensation to be received by the investment adviser under the interim agreement is no greater than the compensation the adviser would have received under the previous investment advisory agreement, and subject to certain exceptions, the interim agreement contains the same terms and conditions as the previous agreement;

-  Compensation earned by the investment adviser under the interim agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement with the adviser;

-  If shareholders approve the New Advisory Agreement within 150 days of the effective date of the interim agreement, the amount held in the escrow account, including interest, will be paid to the investment adviser; and

-  If shareholders do not approve the New Advisory Agreement within the above timeframe, the investment adviser will be paid the lesser of the costs incurred performing its services under the interim agreement or the total amount in the escrow account, including interest earned.

Approval of the New Advisory Agreement by the shareholders of each Fund of The Victory Portfolios is not contingent upon approval by other Fund shareholders.

DO ANY TRUSTEES, EXECUTIVE OFFICERS OR THEIR ASSOCIATES HAVE A SUBSTANTIAL INTEREST IN APPROVAL OF THE NEW ADVISORY AGREEMENT?

Yes, certain officers and employees of the Adviser do have a substantial interest in the approval of the New Advisory Agreement.

As noted above, Crestview's obligation to consummate the Closing is contingent on a number of customary conditions, and among them is the approval by Fund shareholders of the New Advisory Agreement.

In addition, it is contemplated that after the Closing, certain officers and employees of the Adviser (including Mr. Brown) will beneficially own, collectively, a significant minority interest in Victory Capital Holdings, Inc., which would be the direct parent of the Adviser immediately following the Closing.

The agreement between KeyCorp and Crestview relating to the Transaction does not require any change in the Trustees or officers of the Trust or the Victory Fund Complex. After the Closing, Mr. Brown and Christopher A. Ohmacht are expected to continue to serve as members of the Board of Directors of the Adviser.

WHAT DID THE BOARD CONSIDER IN APPROVING THE NEW ADVISORY AGREEMENT?

The Trust's Board met in person on October 3-4, 2012 October 24, 2012, December 5, 2012 and February 20, 2013 to review information about the Transaction and its potential impact on the Victory Funds and consider the terms of the New Advisory Agreement. The Board, and separately the Independent Trustees and their counsel, had an opportunity to review the information provided in advance of the meeting by the Adviser and counsel to the Victory Fund Complex. This information included materials that provided detailed information from the Adviser about the Transaction, including information about the financial terms of the Transaction, information provided in response to a detailed series of questions submitted by counsel to the Independent Trustees of the Victory Funds in advance of the meeting, information about Crestview (which is expected to have a majority beneficial interest in the Adviser following the Closing) and memoranda outlining the legal duties of the Board. The Board also discussed the structure of the Transaction with representatives of the Adviser and Crestview, and the Independent Trustees also met in executive session with their counsel on July 31, 2012, August 15, 2012, August 20, 2012, August 29, 2012, September 5, 2012 and September 13, 2012.

The Board considered this new information carefully in conjunction with the detailed information provided to them by the Adviser with respect to the Board meetings held on October 24, 2012, December 5, 2012, and December 29, 2012 in connection with the Board's annual evaluation and approval of the continuance of the Current Advisory Agreement. In evaluating the New Advisory Agreement, the Board conducted a review that was specifically focused upon the approval of the Agreement, and relied upon the Board's knowledge, resulting from its meetings throughout the year, of the Adviser, its services and the Victory Funds.

In approving the New Advisory Agreement, determining to submit it to shareholders for approval and to recommend its approval by shareholders, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Victory Fund Complex and legal counsel to the Independent Trustees with respect to their deliberations regarding the approval of the New Advisory Agreement. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

(A)  THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER: With respect to this factor, the Board considered information it believed necessary to assess the stability of the Adviser as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Victory Fund Complex by the Adviser following the Closing. The Trustees reviewed the details of the anticipated equity structure of the Adviser following the Closing generally and with respect to the identity and business of the entities and individuals that are expected to become direct or indirect equity owners of the Adviser as a result of the Transaction, including the financial resources of those entities and their ability to assist in growing the Adviser's business and/or in servicing the Victory Funds. In this regard, the Trustees considered information about how the Adviser's management and operations would be structured following the Transaction including in particular how the Transaction might affect the Adviser's performance or its delivery of services under the New Advisory Agreement. In particular, the Board noted that the Transaction would result in senior employees of the Adviser having an equity stake in the Adviser, which should align their long-term interests with the interests of the Adviser. In addition, the Board observed that employee ownership in the Adviser, and the long-term nature of that ownership, and increasing benefits to management from the growth of assets under management should help the Adviser retain key management and investment personnel, which is important when considering the stability of the Adviser.

The Trustees considered information addressing the projected benefits to the Adviser expected to result from the Transaction. They received information describing how the Transaction is expected to affect the Adviser's business, including the departure or hiring of key personnel, the Adviser's continuing relationship with KeyCorp and/or new or changed agreements with KeyCorp and its affiliates regarding the Adviser's personnel or services. The Trustees reviewed the actions proposed to be taken by the Adviser to minimize the likelihood that the Adviser would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Adviser following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. The Adviser does not expect that the departure of any of its personnel will affect the management of the Funds. With respect to portfolio managers of each fund of the Victory Fund Complex, the Trustees received information describing changes that the Adviser anticipated making in the structure of, and the method used in determining, the compensation and incentive programs (e.g., salary, bonus, deferred compensation, and pension and retirement plans and arrangements) received by key investment and management personnel and considered how these changes are expected to better align the interests of key investment and management personnel with those of the Funds' shareholders and to promote the long-term performance of the funds. The Board concluded that the compensation and incentive programs were competitive and should help to retain key personnel.

The Adviser summarized for the Board its efforts both initially and on an ongoing basis to retain the Adviser's clients and to respond to questions from clients and potential clients regarding the Transaction. In this regard, the Trustees also considered information concerning KeyCorp's and the Adviser's plans for the Adviser or its affiliates to continue to provide investment management and research to KeyCorp and its clients on terms substantially similar to those currently in place.

The Board also considered the general experience, business and operations of the Adviser (as well as the experience of key personnel from Crestview) and information as to the Adviser's projected financial condition and resources following the Closing and in each of the next several years.

Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention justified approval of the New Advisory Agreement. The Board concluded that it was likely that the Adviser would continue to provide the same type and quality of services to the Victory Fund Complex following the Closing as the Adviser has historically provided the Victory Fund Complex.

(B)  THE INVESTMENT PERFORMANCE OF THE VICTORY FUNDS AND THE ADVISER: In considering the investment performance of the Victory Funds, the Board took note of its comprehensive review of the performance of the Victory Fund Complex during the Board's October 24, 2012 meeting at which the Board reviewed information concerning the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the one-, three-, five- and ten-year and since inception total investment performance, on both a gross and net basis, of each Fund's Class A shares as of July 31, 2012 and compared this information to the performance of the Fund's benchmark(s), where applicable, and the median performance of the Fund's "peer group" as categorized by Morningstar, Inc. ("Morningstar"). In addition, the Board considered each Fund's one-, three-, five- and ten-year Morningstar "ranking" within the Fund's peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and the overall "star" ratings of the Fund by Morningstar.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Victory Funds supported approval of the New Advisory Agreement.

(C)  THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE VICTORY FUNDS: With respect to this factor, the Board took note of its comprehensive review of the Adviser's profitability during the Board's October 24, 2012 meeting at which the Board considered the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. The Board also reviewed information provided to them by the Adviser that described the anticipated effect the Transaction would have on current and future revenue sharing arrangements, including arrangements with KeyCorp and its affiliates, and the Adviser's profitability following the Closing. The Board observed that any projection regarding the Adviser's profitability would depend on many assumptions as to the Adviser's financial condition and operations following the Closing and would be, therefore, speculative. For these reasons, the Board gave measured consideration to projections regarding the Adviser's future profitability in determining whether to approve the New Advisory Agreement.

Based on these considerations, the Board concluded that the profitability of the Adviser and its affiliates with respect to the Victory Funds was reasonable.

(D)  THE EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE VICTORY FUNDS GROW AND WHETHER FEE LEVELS WOULD REFLECT ECONOMIES OF SCALE: In considering economies of scale with respect to the Victory Funds, the Board took note of its comprehensive review of economies of scale during the Board's October 24, 2012 meeting at which the Board considered the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Adviser's willingness in recent years and on an on-going basis to review the advisory and other fees of all the funds in the Victory Fund Complex for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the funds and reduce fees (both directly and through the implementation of contractual breakpoints in the advisory fees of certain funds of the Victory Fund Complex and implementation of fee waivers and expense caps) in an overall effort to reduce the funds' total operating expenses. The Board considered the Adviser's representation that it will seek to share economies of scale with shareholders of the Victory Fund Complex through appropriate mechanisms in the future. Based on all of the above, the Board concluded that the Adviser's efforts in this regard supported approving the New Advisory Agreement.

(E)  A COMPARISON OF FEE LEVELS OF THE VICTORY FUNDS WITH THOSE OF COMPARABLE FUNDS: In considering the advisory fees applicable to the Victory Funds compared to those of comparable funds, the Board took note of its comprehensive review of the Victory Funds' fee levels, including comparative fee information for peer funds, during the Board's October 24, 2012 meeting at which the Board considered the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered each Fund's advisory fees and total expenses as they compared to those of comparable funds, identified using a framework developed by a third party consultant and drawn from the Morningstar universe of funds, in the case of the advisory fee comparisons, and to the funds included in the Funds' respective Morningstar category in the case of total expense comparisons. The Board also considered each Fund's total operating expense ratio (and certain components of the total expense ratio) of the Fund's Class A shares in comparison to those of Class A shares of each comparable fund in the Fund's Morningstar peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund's Morningstar peer group. This information assisted the Board in assessing the fee and expense levels of each Victory Fund in comparison to the fee and expenses levels of each Victory Fund's peer group of funds.

The Board also took into consideration the fact that the Adviser did not propose nor anticipate proposing any changes in the current advisory fees or other fees applicable to the Victory Funds payable to it as a result of the Transaction. Based on these fee and expense comparisons, the Board concluded that the current advisory fee and total fee levels of each of the Victory Funds should not preclude approval of the New Advisory Agreement.

(F)  BENEFITS DERIVED OR TO BE DERIVED BY THE ADVISER FROM THE RELATIONSHIP WITH THE VICTORY FUND COMPLEX: In considering the benefits derived or to be derived by the Adviser from the relationship with the Victory Fund Complex, the Board took note of its comprehensive review of the Adviser's relationship with the Victory Fund Complex during the Board's October 24, 2012 meeting at which the Board considered the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Adviser's representation that, beyond the fees earned by the Adviser and its affiliates for providing services to the funds of the Victory Fund Complex, the Adviser may benefit from its relationship with the Victory Fund Complex in the sense that separately managed account clients may view the additional assets under management resulting from managing the Victory Fund Complex as a positive attribute. In addition, the Board noted that the Adviser also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Adviser's name. The Board also considered the Adviser's representation that, although money managers may benefit from the use of "soft dollars" obtained from broker-dealers through payment of commissions on trades in client accounts, the Adviser believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on this information, the Board concluded that these additional benefits should not preclude approval of the New Advisory Agreement.

(G)  TERMS OF THE TRANSACTION BETWEEN KEYCORP AND CRESTVIEW: The Board considered the terms of the Transaction between KeyCorp and Crestview, as well as the anticipated changes in the Board of Directors of the Adviser subsequent to the Closing.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Independent Trustees at an in-person meeting held on February 20, 2013, unanimously approved the New Advisory Agreement and unanimously voted to recommend the New Advisory Agreement to shareholders for approval.

RELIANCE ON SECTION 15(f) OF THE 1940 ACT

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser's affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. The Board has been advised that KeyCorp and Crestview intend to rely on Section 15(f) and Victory Capital Holdings, Inc. has undertaken to use its reasonable best efforts to cause the business of the Adviser in respect of the Funds to comply with the conditions of Section 15(f) after Closing.

First, for a period of three years after the Closing, at least 75% of the Board must be comprised of persons who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Trust intends to comply with this 75% requirement with respect to the Board for the three-year period following the Closing.

The second condition of Section 15(f) is that, for a period of two years after the Closing, there must not be imposed on the Funds any "unfair burden" as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an adviser, or any "interested person" of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services necessary for the operation of the Funds) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

Recommendation

The Board has concluded that the New Advisory Agreement would be in the best interests of the Funds' shareholders. The Board unanimously recommends that shareholders of each of Balanced Fund, Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Fund for Income, Global Equity Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Small Company Opportunity Fund and Special Value Fund vote "FOR" Proposal 2.

Required Vote

Approval of Proposal 2 requires the approval of a "majority of the outstanding voting securities" of each Fund individually. A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy.

Proposal 2 is contingent upon the Closing.

PROPOSAL 3

Shareholders of Class A shares of Balanced Fund, Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Fund for Income, Global Equity Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Small Company Opportunity Fund and Special Value Fund are being asked to approve a Distribution and Service Plan adopted pursuant to Rule 12b-1 (the "Rule") under the 1940 Act (the "Proposed Plan"). The Proposed Plan is attached to this Proxy Statement as Exhibit F. The description of the Proposed Plan that follows is qualified in its entirety by reference to the exhibit.

If you grant authority to a third party to vote regarding Proposal 3, the persons named as proxies will vote for the Proposal.

WHAT IS BEING PROPOSED UNDER PROPOSAL 3?

Shareholders are being asked to approve the Proposed Plan. The Proposed Plan would authorize the Funds to pay for (a) services primarily intended to result in distribution of Fund shares, and (b) certain services provided to Fund shareholders by financial intermediaries.

The Current Shareholder Servicing Plan. The Class A Shares of each Fund have adopted a Shareholder Servicing Plan dated as of June 5, 1995 that allows the Funds to pay financial intermediaries fees for services provided to shareholders. Amounts paid under the Shareholder Servicing Plan are reflected in Exhibit G.

The Current Rule Distribution Plan. Class A shares of each Fund have adopted a Distribution Plan pursuant to the Rule dated as of March 27, 2000 (the "Current Distribution Plan"). The Funds do not pay any fees under the Current Rule Distribution Plan. Rather, the Current Distribution Plan provides that in the event any other fees for services that the Funds may be are later characterized as primarily intended to finance distribution activities, then those fees would be considered to be paid under the Current Distribution Plan. We sometimes refer to this type of plan as a "Defensive Distribution Plan."

The Proposed Plan. The Proposed Plan would authorize Class A shares of each Fund to pay an amount to the Funds' Distributor annual fees, calculated daily and paid monthly, for enumerated services including some which may be primarily intended to result in sale of the Funds' shares. The Distributor may use the fees received pursuant to the Proposed Plan:

(a)  to pay for activities primarily intended to result in the sale of Class A shares, including but not limited to:

(i)  costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Fund;

(ii)  costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and

(iii)  payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares;

(b)  to pay persons, including but not limited to the Funds' transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class A shareholders, including but not limited to:

(i)  maintaining shareholder accounts;

(ii)  answering routine inquiries regarding a Fund;

(iii)  processing shareholder transactions; and

(iv)  providing any other shareholder services not otherwise provided by a Fund's transfer agent;

(c)  for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as, office space and equipment and telephone facilities; and

(d)  for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the contingent deferred sales charge received by the Distributor.

The Proposed Plan also contains provisions required for compliance with and qualifications under the Rule. These provisions or requirements would not change how the Trust has been operating. The provisions prescribe, among other things,

-  That the plan will not become effective with respect to a Fund and share class until the plan is approved by the shareholders of that Fund and share class;

-  That the plan must be reviewed and approved to continue on an annual basis by the Independent Trustees;

-  That the plan may not be amended with respect to a Fund and share class to increase materially the maximum expenditures without the approval of the shareholders of that Fund and share class;

-  That the selection and nomination of Independent Trustees is committed to the discretion of the then serving Independent Trustees;

-  That agreements related to the plan contain certain provisions; and

-  That persons responsible for administering the plan will provide, and the Trustees will review, data to assess the plan on a quarterly basis.

The Proposed Plan provides that the Fund would pay the Distributor a fee equal to 0.25 percent of the average annual net assets, calculated daily and paid monthly, of each Fund attributable to Class A Shares. Fees would be paid only by the Class A shares of each Fund that has adopted the Proposed Plan. If the Proposed Plan is approved by shareholders of all Funds, the Funds would then discontinue the current Shareholder Servicing Plan and the Current Distribution Plan.

Approval of the Proposed Plan by the shareholders of each applicable Fund of The Victory Portfolios is not contingent upon approval by shareholders of other Funds.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE PROPOSED PLAN?

The Rule requires that, before using fund assets to pay for distribution, a fund must adopt a written plan (a "distribution plan") describing all material proposed financing of distribution, and must contain provisions similar to several of those that federal law requires for investment advisory contracts between the fund and its adviser. The distribution plan must be approved initially by the fund's board of directors as a whole, and separately by the "independent" directors. If the plan is adopted after the sale of fund shares to the general public, it also must be approved initially by a vote of at least a majority of the fund's outstanding voting securities. The net fees paid by shareholders would not increase, because if shareholders approve the Proposed Plan, the current Shareholder Servicing Plan would terminate.

WHY ARE THE TRUSTEES RECOMMENDING THE PROPOSED CHANGE?

Clarity and transparency. The Funds currently pay financial intermediaries for various administrative services contemplated in the Shareholder Servicing Plan. The Proposed Plan contemplates the continuation of these services. However, due to changes in the marketplace and regulatory developments over the past 30 years, there remains uncertainty as to what framework funds should use to pay for these services. The Funds have concluded that the services paid for under the Shareholder Servicing Plan are not primarily intended to result in the sale of fund shares. The Securities and Exchange Commission (the "SEC" or the "Commission") has acknowledged that shareholder services that are not primarily intended to result in the sale of fund shares need not be paid pursuant to a distribution plan. Nonetheless, to provide regulatory certainty, the Funds believe that it would be appropriate to pay for these same services under the Proposed Plan, which would be adopted under the formal structure of the Rule. The Proposed Plan would provide a framework to remove doubt as to whether any of these services could be construed as primarily intended to result in the sale of fund shares.

Regulatory developments. The Commission adopted the Rule in 1980 in response to a set of problems that the Commission identified in the late 1970s. The Commission has acknowledged that many of the assumptions underlying the Rule appear to no longer reflect current marketplace realities, including the role that distribution fees play in the distribution of fund shares, and the tasks of fund directors should be required to undertake when approving distribution fees. In addition, the Commission has recognized that the Rule has "confounded" many investors who remain unsure what a "12b-1 fee" is, how it affects their account, and whether they should be willing to invest in a fund that imposes such a fee. The Commission recognizes that the application of the Rule today "reflects the confusion that has accumulated over the years as lawyers have sought to provide answers to questions that have arisen" in the course of the rule's evolution. For these reasons, among others, the Commission in July 2010 proposed to repeal the Rule and replace it with another rule that would clarify the ability of funds to finance distribution costs and to pay for certain administrative services that benefit shareholders. As of the date of this Proxy Statement, the Commission has not acted on this proposal, and as a result, much of the confusion and uncertainty remains.

Considerations by the Board of Trustees. The Proposed Plan must be approved initially by the fund's board of directors as a whole, and separately by the "independent" directors. In 1980, the Commission provided a list of nine factors that were intended to provide guidance to fund trustees in considering whether to use fund assets for distribution would benefit the fund and its shareholders. These factors included: (i) the need for independent counsel or experts to assist the board; (ii) the "problems" or "circumstances" that make the plan necessary or appropriate; (iii) the causes of such problems or circumstances; (iv) how the plan would address the problems; (v) the merits of possible alternatives; (vi) the interrelationships between the plan and distributors; (vii) the possible benefits of the plan to other persons relative to the benefits to the fund; (viii) the effect of the plan on existing shareholders; and (ix) in deciding whether to continue a plan, whether the plan has produced the anticipated benefits to the fund and its shareholders.

Although the Trust, as much of the industry, believes that many, if not all, of these factors suggested by the Commission are no longer relevant, the Board nonetheless has taken them into consideration when evaluating the Proposed Plan.

On February 20, 2013, the Board met to consider whether to approve and to recommend that shareholders of the Funds approve the Proposed Plan.

The Board considered a proposal provided by the Trust's Distributor. The Trustees discussed the various uses of plan proceeds with Fund counsel and counsel to the Independent Trustees, including, in particular, expense items that could be viewed as expenses primarily intended to result in sale of fund shares. In light of their review, the Distributor recommended that the Board approve the Distributor's recommendation that the Board adopt the Proposed Plan and terminate the current Shareholder Servicing Plan and Current Distribution Plan.

The Trustees reviewed the services provided under the current Shareholder Servicing Plan and concluded that they are necessary and in the best interests of the Funds' Class A shareholders. They considered the fact that the Proposed Plan, if adopted, would allow the Funds to pay for substantially the same services as currently provided under the Shareholder Servicing Plan. They noted that in addition, the Proposed Plan would allow the Fund to pay for services that are primarily intended to result in sale of Fund shares. The Board concluded that the Proposed Plan would provide a better framework for the payment of fees for the services currently provided under the Shareholder Servicing Plan, and would clarify that if any those services could be characterized as primarily intended to result in the sale of Fund shares, they would be covered by the Proposed Plan.

The Board noted that many financial intermediaries provide services to the Funds, and that in the current marketplace, those services are appropriate and necessary.

The Board noted that the net fees paid by shareholders would not increase, because if shareholders approve the Proposed Plan, the current Shareholder Servicing Plan would terminate.

The Board noted that the Proposed Plan is structured as a "compensation plan," which means that the Funds pay a set amount (as compared to a "reimbursement plan," in which the Funds would only reimburse third-party service providers for their actual expenditures). The Board noted that a third-party service provider may receive its fees for distribution activities and service activities under the Proposed Plan irrespective of its actual expenditures incurred in connection with its distribution and service activities. Therefore, the service provider would realize a profit if its actual expenses were less than the amounts received, and on the other hand, if a service provider's expenses were greater than the amounts received, it would realize a loss. The Board also noted that to the extent the Distributor does not disburse proceeds to third party service providers, the Distributor may retain the balance as compensation for its services.

After full discussion at meetings held on February 20, 2013, the Board concluded that (a) the Proposed Plan is a prudent way to allow the Funds to engage third-party financial intermediaries who would make Fund shares available for sale to investors; (b) the distribution and service fee under the Proposed Plan would compensate financial intermediaries for the services that they provide to shareholders that may otherwise be provided by other service providers; and (c) adoption of the Proposed Plan would not increase the Funds' net operating expenses.

The Board recognized that there could be no assurance that any of the potential benefits described above will be achieved if the Proposed Plan is implemented.

Following consideration, the Board noted that the Proposed Plan would not result in an increase in the fee rate paid by shareholders. The Board concluded that the fees payable under the Proposed Plan were reasonable in view of the services to be provided and the anticipated benefits of the Proposed Plan, and determined that implementation of the Proposed Plan would be in the best interests of the Funds and the Class A shareholders, and would have a reasonable likelihood of benefitting the Funds and the Class A shareholders. Accordingly, the Board unanimously approved the Proposed Plan.

Recommendation

The Board unanimously voted to recommend that shareholders of Balanced Fund, Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Fund for Income, Global Equity Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Small Company Opportunity Fund and Special Value Fund vote "FOR" Proposal 3. The Board also advised that if shareholders of one or more Funds do not approve the proposal, the current Shareholder Servicing Plan is to continue in effect with respect to that Fund, and alternatives are to be considered at the first Board meeting following conclusion of shareholder voting.

Required Vote

Approval of Proposal 3 requires the approval of a "majority of the outstanding voting securities" of Class A shares of each Fund voting separately. A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date, or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy.

PROPOSAL 4

Shareholders of National Municipal Bond Fund and Ohio Municipal Bond Fund (each a "Sub-Advised Fund") are being asked to approve the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Trust, on behalf of each Sub-Advised Fund. The Board has approved, and recommends that shareholders of National Municipal Bond Fund and Ohio Municipal Bond Fund approve, the Sub-Advisory Agreement. If you grant authority to a third party to vote regarding Proposal 4, the persons named as proxies will vote for the Proposal.

The Adviser has informed the Board that as part of the Transaction, the portfolio management team that manages the two municipal bond funds, National Municipal Bond Fund and Ohio Municipal Bond Fund, will terminate their employment with the Adviser and transfer their employment to the Sub-Adviser, a subsidiary of KeyBank. In order to ensure continuity of portfolio management, the Adviser plans to retain principally the same personnel to continue investment management of the National Municipal Bond Fund and Ohio Municipal Bond Fund by hiring the Sub-Adviser under the Sub-Advisory Agreement to sub-advise those two funds. As a result, the Adviser does not anticipate any change in the Fund's portfolio managers in connection with the Transaction, provided that shareholders of those Funds approve the Sub-Advisory Agreement and the New Advisory Agreement. However, there can be no assurance that any particular employee of the Adviser will choose to join or remain at the Sub-Adviser after the Closing.

At present the Funds operate under the Current Advisory Agreement. Federal securities laws generally require that shareholders approve agreements with a sub-adviser. Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the sub-adviser or investment adviser. Therefore, in order for the current portfolio management team to be able to continue to manage the assets of National Municipal Bond Fund and Ohio Municipal Bond Fund, shareholders of these Funds must approve both Proposal 2 relating to the New Advisory Agreement and Proposal 4 relating to the Sub-Advisory Agreement.

The Sub-Advisory Agreement

The form of the Sub-Advisory Agreement is attached as Exhibit C. The description of the Sub-Advisory Agreement that follows is qualified in its entirety by reference to the exhibit.

For the National Municipal Bond Fund and Ohio Municipal Bond Fund, the Sub-Advisory Agreement will become effective as of the later of (i) the Closing, or (ii) the date shareholders of the Fund approve the Sub-Advisory Agreement, provided that, in each case, the New Advisory Agreement for the Sub-Advised Fund has been approved by shareholders. If shareholders of a Fund approve either Proposal 2 or Proposal 4 but not both, the proposed arrangement cannot be implemented as planned. The Board also advised that if shareholders of one or both Funds do not approve Proposal 2 and Proposal 4, alternatives (including possible liquidation of the Funds) are to be considered at the first Board meeting following conclusion of shareholder voting.

The fees payable under the Sub-Advisory Agreement for National Municipal Bond Fund and Ohio Municipal Bond Fund will be paid entirely by the Adviser and not the Funds. As a result, there is no change in the total advisory fees payable by these Funds. For the services to be rendered by the Sub-Adviser under the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at the following annual rates based upon the average daily net asset value of the portion of such Fund's assets under management by the Sub-Adviser:

National Municipal Bond Fund	0.20%.
Ohio Municipal Bond Fund	0.20%.

In considering the appropriate level of fees payable to the Adviser by the Funds and by the Adviser to the Sub-Adviser, the Board considered the continued important role the Adviser would play in terms of executive management and oversight, investment review, risk monitoring, compliance oversight, responding to routine regulatory inquiries and examinations, Board and shareholder reporting, and related functions, in addition to oversight of and coordination with the Sub-Adviser.

The Sub-Adviser is a newly formed entity and is not yet registered with the Securities and Exchange Commission. It currently has no advisory clients.

Sub-Advisory Services. Under the Sub-Advisory Agreement, the Sub-Adviser will, subject to the supervision of the Board and the Adviser: (a) manage the investment of a portion of the assets of the Sub-Advised Fund, as determined by the adviser, in accordance with the Sub-Advised Fund's investment objective, policies and limitations as stated in the Sub-Advised Fund's then current Prospectus and Statement of Additional Information, and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Sub-Advised Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Sub-Advised Fund; and (e) report results to the Board and the Adviser. The Sub-Advisory Agreement also provides that the Sub-Adviser shall furnish to the Board or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Sub-Advised Fund, as required by applicable law or as otherwise requested from time to time by the Board or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Board or the Adviser may request from time to time.

Payment of Expenses. Under the Sub-Advisory Agreement, the Sub-Adviser will pay its expenses incurred in performing its sub-advisory duties. Neither the Trust nor the Sub-Advised Fund shall be liable to the Sub-Adviser for its compensation. The Sub-Advisory Agreement provides that, for the purpose of determining fees payable to the Sub-Adviser, the value of the Sub-Advised Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement of Additional Information of the Sub-Advised Fund.

Limitation on Liability. Under the Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Sub-Advised Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Sub-Advised Fund, may enforce any obligations of the Sub-Adviser under the Sub-Advisory Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Sub-Advised Fund.

Duration and Termination. The Sub-Advisory Agreement will have an initial term ending December 31, 2014, and will continue from year to year thereafter only so long as its continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Sub-Advised Fund. It may be terminated at any time without penalty with respect to any Fund on sixty days' written notice to the Sub-Adviser by vote of the Board, by vote of a majority of the outstanding voting securities of the Sub-Advised Fund, or by the Adviser. The Sub-Advisory Agreement also may be terminated at any time without penalty with respect to all Funds by the Sub-Adviser on ninety days' written notice to the Adviser and the Trust, and shall automatically terminate in the event of its assignment or in the event that the Sub-Advised Fund's advisory agreement shall have terminated for any reason.

At a meeting held on February 20, 2013, the Board of National Municipal Bond Fund and Ohio Municipal Bond Fund voted to approve the Sub-Advisory Agreement with respect to each Sub-Advised Fund and to recommend it for shareholder approval.

Recommendation

The Board unanimously voted to recommend that shareholders of each of National Municipal Bond Fund and Ohio Municipal Bond Fund vote "FOR" Proposal 4. The Board also advises that if shareholders of one or both Funds do not approve the proposal, or if shareholders of one or both Funds do not approve Proposal 2, alternatives (including possible liquidation of the Funds) are to be considered at the first Board meeting following conclusion of shareholder voting.

Required Vote

Approval of Proposal 4 requires the approval of a "majority of the outstanding voting securities" of each applicable Fund voting individually. A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date, or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy.

Proposal 4 is contingent upon the Closing and, with respect to a Sub-Advised Fund, approval by that Fund of Proposal 2.

OTHER MATTERS

The Board does not know of any matters to be presented at the Special Meetings other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying proxy card (or their substitutes) will vote thereon in accordance with their best judgment.

PART 3 — MORE ON PROXY VOTING
AND SHAREHOLDER MEETINGS

General Information about Proxy Voting

The Board is soliciting your proxy to vote on the matters described in this Proxy Statement.

Only shareholders of record of the Funds of the Trust at the close of business on the Record Date, March 25, 2013, may vote at their applicable Special Meeting(s). As of the Record Date, 403,644,397.268 shares of the Trust were issued and outstanding, and each class of each Fund had the number of shares issued and outstanding listed below, each share being entitled to one vote and each fractional share being entitled to an equivalent fractional vote:

Fund	Shares Entitled to Vote
Balanced – A	845,786.182
Balanced – C	118,767.737
Balanced – I	24,190.194
Balanced – R	460,498.871
Core Bond Index – A	872,107.942
Core Bond Index – I	2,029,739.526
Diversified Stock – A	63,418,258.210
Diversified Stock – C	4,344,523.689
Diversified Stock – I	26,296,569.276
Diversified Stock – R	6,458,302.498
Diversified Stock – Y	1,336,857.989
Dividend Growth – A	101,334.281
Dividend Growth – C	100,249.920
Dividend Growth – I	102,877.953
Dividend Growth – R	100,324.746
Dividend Growth – Y	100,399.661
Established Value – A	25,867,424.291
Established Value – I	9,337,054.585
Established Value – R	16,911,339.705
Established Value – Y	248,336.838
Fund for Income – A	64,387,636.320
Fund for Income – C	17,519,007.150
Fund for Income – I	48,133,704.053
Fund for Income – R	11,386,728.847
Fund for Income – Y	1,674,871.537
Global Equity – A	232,585.229
Global Equity – C	167,079.542
Global Equity – I	202,859.431
Global Equity – R	24,410.091
International Fund – A	48,218.153
International Fund – C	52,533.711
International Fund – I	4,677,220.489
International Fund – R	17,998.560
International Fund – Y	61,135.463

Fund	Shares Entitled to Vote
International Select Fund – A	42,137.568
International Select Fund – C	50,554.975
International Select Fund – I	4,853,579.034
International Select Fund – R	18,559.762
International Select Fund – Y	63,072.377
Investment Grade Convertible – A	922,206.297
Investment Grade Convertible – I	701,422.926
Large Cap Growth – A	3,587,805.557
Large Cap Growth – C	741,403.030
Large Cap Growth – I	4,015,895.799
Large Cap Growth – R	70,038.847
Large Cap Growth – Y	2,771,459.374
National Municipal Bond – A	11,137,973.168
National Municipal Bond – Y	294,224.597
Ohio Municipal Bond – A	6,461,116.579
Small Company Opportunity – A	13,056,630.265
Small Company Opportunity – I	21,681,381.677
Small Company Opportunity – R	7,847,322.781
Small Company Opportunity – Y	315,071.003
Special Value – A	7,606,776.116
Special Value – C	1,202,067.827
Special Value – I	1,996,290.137
Special Value – R	4,722,936.383
Special Value – Y	135,532.804
Stock Index – A	881,953.636
Stock Index – R	806,052.079

Beneficial Ownership of Shares

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds in the Trust. To the best of the knowledge of the Trust, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the Funds as of the Record Date. KeyBank possesses voting power over some of those shares of which it is the record owner, in view of which, such shares could be deemed to be beneficially owned by KeyBank and its affiliates. For purposes of this Proxy Statement, all of the shares owned of record by KeyBank as of the Record Date have been disclosed as being beneficially owned even though KeyBank may not have voting power over all of those shares.

KeyCorp has informed the Victory Fund Complex that KeyCorp and its affiliates intend to vote shares of the funds of the Victory Fund Complex which they own, control or have the power to vote in the following manner:

•  If the shares are owned by KeyCorp or its affiliates, and are held for its own account and not in a fiduciary capacity, KeyCorp will vote "FOR" Proposals 1, 2, 3 and 4.

•  With respect to shares held by KeyCorp or its affiliates in a fiduciary capacity:

°  If another party has the power to vote the shares (e.g., co-trustee, grantor), regardless of whether such other party has sole voting power or shared voting power with Key, the other person with voting power will vote the proxy;

°  If Key has sole discretionary authority, then Key will vote the shares in accordance with the recommendation of an independent adviser.

•  Shares held by participants in Key's 401(k) plan will be voted in accordance with the recommendation of an independent adviser.

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
Balanced Fund Class A	FIIOC Sierra Nevada Brewery 401k 100 Magellan Way KWIC Covington KY 41015	160,841.266	19.02%
	Pershing LLC One Pershing Plaza Jersey City NJ 07399	125,286.694	14.81%
	Princor Financial Services Corp PO Box 14597 Des Moines IA 50306	119,165.745	14.09%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	103,897.411	12.28%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	97,960.499	11.58%
Balanced Fund Class C	Pershing LLC One Pershing Plaza Jersey City, NY 07399	45,575.051	38.37%
	First Clearing LLC 1 North Jefferson Avenue St. Louis MO 63103	25,332.806	21.33%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd Fl Jacksonville FL 32246	16,564.432	13.95%
	Charles Schwab & Co Inc 101 Montgomery Street San Francisco CA 94104	7,709.577	6.49%
Balanced Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	17,833.459	73.72%
	Lester W Dryja 752 Jeanette St Brunswick OH 44212	1,444.975	5.97%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	William E. Schlag 11231 Hidden Springs Dr Chardon OH 44024	1,330.862	5.50%
	Cynthia C Hurley 6774 Pitts Blvd. North Ridgeville OH 440393	1,244.438	5.14%
Balanced Fund Class R	Anesthesia Assoc of Cincinnati Inc 200 Northland Blvd Cincinnati OH 45246	339,414.514	73.71%
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	29,040.673	6.31%
Core Bond Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	212,679.455	24.39%
	Pershing LLC One Pershing Plaza Jersey City, NY 07399	140,710.519	16.13%
	Princor Financial Services Corp PO Box 14597 Des Moines IA 50306	120,532.201	13.82%
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	113,172.954	12.98%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd Fl Jacksonville FL 32246	93,852.008	10.76%
Core Bond Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	2,029,694.646	99.99%
Diversified Stock Fund Class A	Vanguard Fiduciary Trust Company 100 Vanguard Blvd MS K-22 Malvern PA 19355	12,277,061.019	19.36%
	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	11,355,289.547	17.91%
	Pershing LLC One Pershing Plaza Jersey City, NY 07399	4,767,149.762	7.52%
	National Financial Services LLC 499 Washington Boulevard Jersey City NJ 07310	4,429,123.90	6.98%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
Diversified Stock Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	1,437,645.837	33.09%
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	329,374.666	7.58%
	Pershing LLC One Pershing Plaza Jersey City, NY 07399	220,135.78	5.07%
Diversified Stock Fund Class I	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	7,760,576.694	29.51%
	Strafe Co PO Box 6924 Newark DE 19714	5,380,910.177	20.46%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	4,026,655.424	15.31%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	2,260,110.858	8.59%
	Hartford Life Insurance Company 1 Griffin Road North Windsor CT 06095	1,407,649.396	5.35%
Diversified Stock Fund Class R	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	1,713,205.633	26.53%
	Mercer Trust Co. FBO United Here National Plus Plan One Investor Way Norwood MA 02062	555,154.933	8.60%
	ING Life Insurance and Annuity Co One Orange Way Windsor CT 06095	433,071.017	6.71%
	Hartford Life Insurance Company 1Griffin Road North Windsor CT 06095	409,034.95	6.33%
	Pershing LLC One Pershing Plaza Jersey City, NY 07399	387,813.318	6.00%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	MG Trust Company 717 17th Street Suite 1300 Denver CO 80202	338,835.657	5.25%
Diversified Stock Fund Class Y	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	1,336,131.989	99.95%
Dividend Growth Fund Class A	KeyCorp 127 Public Square Cleveland, OH 44113	100,362.193	99.04%
Dividend Growth Fund Class C	KeyCorp 127 Public Square Cleveland, OH 44113	100,249.92	100.00%
Dividend Growth Fund Class I	KeyCorp 127 Public Square Cleveland, OH 44113	100,407.159	97.60%
Dividend Growth Fund Class R	KeyCorp 127 Public Square Cleveland, OH 44113	100,324.746	100.00%
Dividend Growth Fund Class Y	KeyCorp 127 Public Square Cleveland, OH 44113	100,399.661	100.00%
Established Value Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	3,776,430.619	14.60%
	State Street Corporation FBO ADP Access 1 Lincoln Street Boston MA 02110	2,597,039.118	10.04%
	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	2,076,597.437	8.03%
	Charles Schwab & Co Inc. FBO Customers 101 Montgomery Street San Francisco CA 94104	1,613,808.939	6.24%
	National Financial Services LLC 499 Washington Boulevard Jersey City NJ 07310	1,374,212.829	5.31%
Established Value Fund Class I	SEI Private Trust Co One Freedom Valley Dr Oaks PA 19456	1,832,885.516	19.63%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	1,285,677.305	13.77%
	National Financial Services LLC 499 Washington Boulevard Jersey City NJ 07310	1,113,590.237	11.93%
	Vanguard Fiduciary Trust Company 100 Vanguard Blvd MS K-22 Malvern PA 19355	846,989.888	9.07%
	JP Morgan Chase Bank Trustee FBO Retirement Plans 4 New York Plaza New York, NY 10004	561,728.629	6.02%
	Mitra Co 11270 W Park Place Suite 400 Milwaukee WI 53224	526,972.026	5.64%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	521,831.301	5.59%
Established Value Fund Class R	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	3,221,353.787	19.05%
	ING Life Insurance and Annuity Company One Orange Way Windsor CT 06095	2,184,770.587	12.92%
	State Street Bank FBO ADP Access 1 Lincoln St Boston MA 02110	1,514,708.514	8.96%
	Hartford Life Insurance 1 Griffin Road North Windsor CT 06095	1,084,020.662	6.41%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	849,255.273	5.02%
Established Value Fund Class Y	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	247,290.838	99.58%
Fund for Income Class A	Ameriprise Financial Services Inc 5221 Ameriprise Financial Center Minneapolis MN 55474	9,517,191.591	14.78%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	Charles Schwab & Co Inc. FBO Customers 101 Montgomery Street San Francisco CA 94104	7,819,527.375	12.14%
	UBS WM USA 1000 Harbor Blvd 5th Floor Weehawken NJ 07086	6,965,354.261	10.82%
	National Financial Services LLC Newport Office Center III 5th FL 499 Washington Boulevard Jersey City NJ 07310	6,483,631.2	10.07%
	Pershing LLC One Pershing Plaza Jersey City, NY 07399	5,066,565.997	7.87%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	3,231,856.521	5.02%
Fund for Income Class C	Pershing LLC One Pershing Plaza Jersey City, NY 07399	5,033,519.018	28.73%
	First Clearing LLC 1 North Jefferson Avenue St. Louis MO 63103	1,785,837.762	10.19%
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	1,661,462.831	9.48%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	1,593,037.648	9.09%
	Ameriprise Financial Services Inc 5221 Ameriprise Financial Center Minneapolis MN 55474	1,220,955.496	6.97%
Fund for Income Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	18,330,008.782	38.08%
	Koch Resources LLC 4111 E 37th St N Wichita KS 67220	9,007,429.817	18.71%
	National Financial Services LLC Newport Office Center III 5th FL 499 Washington Boulevard Jersey City NJ 07310	4,591,815.464	9.54%
	SEI Private Trust Company One Freedom Valley Drive Oaks PA 19456	3,358,464.68	6.98%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	UMBSC Co PO Box 419260 Kansas City MO 64141	2,739,114.124	5.69%
Fund for Income Class R	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	2,465,065.801	21.65%
	National Financial Services LLC Newport Office Center III 5th FL 499 Washington Boulevard Jersey City NJ 07310	2,208,410.59	19.39%
	Princor Financial Services Corp PO Box 14597 PO Box 14597 Des Moines IA 50306	753,943.148	6.62%
	Pershing LLC One Pershing Plaza Jersey City, NY 07399	675,380.568	5.93%
Fund for Income Class Y	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	1,673,946.558	99.94%
Global Equity Class A	KeyCorp 127 Public Square Cleveland OH 44143	166,511.857	71.59%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	53,289.671	22.91%
Global Equity Class C	KeyCorp 127 Public Square Cleveland OH 44113	163,100.647	97.62%
Global Equity Class I	KeyCorp 127 Public Square Cleveland OH 44113	167,674.600	82.66%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	19,630.626	9.68%
Global Equity Class R	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44113	24,410.091	100.00%
International Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	41,346.783	85.75%
	Pershing LLC One Pershing Plaza 14th FL Jersey City, NJ 07399	4,690.068	9.73%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
International Fund Class C	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44113	47,616.705	90.64%
International Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	4,667,830.986	99.80%
International Fund Class R	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44113	17,998.56	100.00%
International Fund Class Y	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44113	61,135.463	100.00%
International Select Fund Class A	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44113	36,680.875	87.05%
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	3,753.859	8.91%
International Select Fund Class C	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44113	47,787.144	94.53%
	E*Trade Clearing LLC 135 E 57th Street New York NY 10022	2,767.831	5.47%
International Select Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	4,827,166.085	99.46%
International Select Fund Class R	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44113	18,559.762	100.00%
International Select Fund Class Y	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44113	63,072.377	100.00%
Investment Grade Convertible Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	348,893.191	37.83%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	Charles Schwab & Co Inc FBO Customers 101 Montgomery Street San Francisco CA 94104	111,654.432	12.11%
	LPL Financial Corporation One Beacon Street 22nd FL Boston MA 02108	70,703.973	7.67%
	Ameriprise Financial Services Inc. 5221 Ameriprise Financial Center Minneapolis MN 55474	52,972.871	5.74%
Investment Grade Convertible Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	493,568.045	70.37%
	MSSB 2000 Westchester Ave LD Purchase NY 10577	39,958.696	5.70%
Large Cap Growth Fund Class A	National Financial Services LLC Newport Office Center III 5th FL 499 Washington Blvd Jersey City NJ 07310	1,012,341.312	28.22%
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	564,993.301	15.75%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	244,782.345	6.82%
Large Cap Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	165,012.249	22.26%
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	99,543.618	13.43%
	Robert W. Baird & Co INC 777 E. Wisconsin Avenue FL 22 Milwaukee WI 53202	84,551.845	11.40%
	First Clearing LLC 1 North Jefferson Avenue St. Louis MO 63103	50,712.02	6.84%
Large Cap Growth Fund Class I	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	2,797,386.518	69.66%
	First Clearing LLC 1 North Jefferson Avenue St. Louis MO 63103	249,522.865	6.21%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	248,401.16	6.19%
	SEI Private Trust Company One Freedom Valley Drive Oaks PA 19456	246,085.517	6.13%
Large Cap Growth Fund Class R	Hartford Securities Distribution Co PO Box 2999 Hartford CT 06104	21,532.045	30.74%
	Frontier Trust Company FBO Anesthesia Pain Consultants PO Box 10758 Fargo ND 58106	18,106.277	25.85%
	State Street Bank ADP/MSDW 401K Product 1 Lincoln St Boston MA 02111	11,414.692	16.30%
	Pershing LLC One Pershing Plaza 14th FL Jersey City, NJ 07399	4,022.357	5.74%
Large Cap Growth Fund Class Y	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	2,771,459.374	100.00%
National Municipal Bond Fund Class A	Charles Schwab & Co. FBO Customers 101 Montgomery Street San Francisco CA 94104	3,764,485.485	33.80%
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	3,643,436.574	32.71%
	National Financial Services LLC Newport Office Center III 5th FL 499 Washington Blvd Jersey City NJ 07310	1,286,121.883	11.55%
	Pershing LLC One Pershing Plaza 14th FL Jersey City, NJ 07399	735,971.519	6.61%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	626,926.961	5.63%
National Municipal Bond Fund Class Y	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	294,224.597	100.00%
Ohio Municipal Bond Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	2,396,623.546	37.09%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	1,808,236.952	27.99%
	First Clearing LLC 1 North Jefferson Avenue St. Louis MO 63103	325,599.46	5.04%
Small Company Opportunity Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	1,811,164.35	13.87%
	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	926,141.36	7.09%
Small Company Opportunity Fund Class I	First Clearing LLC 1 North Jefferson Avenue St. Louis MO 63103	5,502,240.896	25.38%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	4,548,286.435	20.98%
	MAC & Co TTE 525 William Penn Place Pittsburgh PA 15230	1,830,278.001	8.44%
Small Company Opportunity Fund Class R	Hartford Life Insurance 1 Griffin Road North Windsor CT 06095	2,103,001.074	26.80%
	UBS WM USA 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	863,854.066	11.01%
	State Street Bank ADP/MSDW 401K Product 1 Lincoln St Boston MA 02110	657,623.666	8.38%
	ING Life Insurance and Annuity Company One Orange Way Windsor CT 06095	617,363.763	7.87%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	510,051.036	6.50%
Small Company Opportunity Fund Class Y	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	315,071.003	100.00%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
Special Value Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	1,356,625.385	17.83%
	Hartford Life Insurance 1 Griffin Road North Windsor CT 06095	1,132,331.442	14.89%
	New York Life Trust Company 169 Lackawanna Avenue Parsippany NJ 07054	485,914.634	6.39%
	LPL Financial Corporation One Beacon Street 22nd Floor Boston MA 02108	421,829.778	5.55%
Special Value Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	373,661.786	31.08%
	Hartford Securities Distribution Co PO Box 2999 Hartford CT 06104	163,626.193	13.61%
	Janney Montgomery Scott LLC Exclusive Benefit of Customers 1801 Market St Philadelphia PA 19103	124,883.63	10.39%
	Capital Bank Trust Co. 8515 E Orchard Rd 2T2 Greenwood Village CO 80111	78,964.109	6.57%
	LPL Financial Corporation One Beacon Street 22nd Floor Boston MA 02108	76,352.122	6.35%
	First Clearing LLC 1 North Jefferson Avenue St. Louis MO 63103	65,539.875	5.45%
Special Value Fund Class I	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	1,025,117.323	51.35%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	424,230.707	21.25%
	SEI Private Trust Co One Freedom Valley Dr Oaks PA 19456	181,918.594	9.11%
	First Clearing LLC 1 North Jefferson Avenue St. Louis MO 63103	123,875.964	6.21%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
Special Value Fund Class R	Hartford Life Insurance Company 1 Griffin Road North Windsor CT 06095	1,885,573.926	39.92%
	Hartford Securities Distribution Co PO Box 2999 Hartford CT 06104	751,667.46	15.92%
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	494,534.523	10.47%
Special Value Fund Class Y	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 2nd FL Jacksonville FL 32246	135,532.804	100.00%
Stock Index Fund Class A	Princor Financial Services Corp PO Box 14597 Des Moines IA 50306	293,514.015	33.28%
	Frontier Trust Company FBO The Habegger Corp 401k PS Plan PO Box 10758 Fargo ND 58106	107,264.462	12.16%
	Pershing LLC One Pershing Plaza Jersey City NJ 07399	63,072.778	7.15%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	54,608.938	6.19%
Stock Index Fund Class R	Taynik & Co c/o Investors Bank & Trust Co 200 Clarendon St FPG 90 Boston MA 02116	119,650.375	14.84%
	Wilmington Trust FBO Webb-Stiles Co 401k PO Box 52129 Phoenix AZ 85072	98,055.343	12.16%
	Frontier Trust Company PO Box 10758 Fargo ND 58106	83,826.71	10.40%
	Capital Bank Trust Co 8515 E Orchard Rd 2T2 Greenwood Village CO 80111	83,479.026	10.36%
	MG Trust Company 717 17th Street Suite 1300 Denver CO 80202	82,570.118	10.24%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	UBS Financial Services Inc. 1000 Harbor Blvd 7th Floor Weehawken NJ 07086	74,647.564	9.26%
	Hartford Securities Distribution Co PO Box 2999 Hartford CT 06104	72,251.387	8.96%

In addition to the solicitation of proxies by mail, the Trust may use the services of officers and employees of the Trust, the Adviser, and the Distributor (none of whom receive any compensation for that service), to solicit proxies by telephone, internet and personal interview, and may also provide shareholders with a procedure for recording their votes by internet, facsimile, telephone or other electronic means. In addition, the Trust is employing AST Fund Solutions, LLC to solicit proxies, for which it expects to pay proxy solicitation fees and additional out-of-pocket expenses estimated at $606,203.

This proxy solicitation is made by and on behalf of the Board of Trustees of the Trust. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting material to their principals. The costs of the proxy solicitation, which consists of preparing, printing, handling and mailing of the proxies and related materials; the proxy solicitation fees and expenses; and expenses reimbursed to persons holding shares as nominees will be borne one-half by KeyCorp and one-half by Victory Capital Holdings, Inc., after the Funds of the Trust contribute a total of $114,480 to such costs.

Voting Information and Discretion of the Persons Named as Proxies

While each Special Meeting is also called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

A properly executed proxy returned with instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power). Shares represented by broker non-votes or abstentions (collectively, "abstentions"), will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for obtaining requisite approval for Proposals 2, 3 and 4, but will not affect the outcome of a vote to adjourn the Special Meeting.

A quorum to conduct business at the Special Meeting is constituted by the presence in person or by proxy of the holders of more than one third of the outstanding shares of the Trust entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment requires the affirmative vote of a majority of the shares represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Submission of Proposals for the Next Shareholder Meeting

Under the Trust's Trust Instrument and Bylaws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETINGS, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

PART 4 — TRUST INFORMATION

The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated December 6, 1995, as amended March 27, 2000. The Trust is an open-end management investment company consisting of 16 series.

Each Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument and applicable Delaware law. The Board can divide each Fund into classes of shares. For current share classes, see Part 3, "More on Proxy Voting and Shareholder Meetings."

Board of Trustees

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are Independent Trustees. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Information about the Trustees nominated for election is set forth in Proposal 1 of this Proxy Statement.

Officers

The officers of the Trust, their ages, the length of time served and principal occupations during the past five years are as follows:

Name (Age)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael D. Policarpo, II, (38)	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010) of the Adviser.
Mr. Derrick A. MacDonald, (42)	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology and Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).
Mr. Christopher K. Dyer, (51)	Secretary	February 2006	Head of Mutual Fund Administration of the Adviser.
Mr. Jay G. Baris, (59)	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Mr. Christopher E. Sabato, (44)	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi Fund Services, Inc.
Mr. Eric B. Phipps, (41)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services, Inc. (since 2006).
Mr. Edward J. Veilleux, (69)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

The mailing address of each officer of the Trust is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

With the exception of the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Investment Adviser, Administrator and Fund Accounting Agent, Sub-Adviser, Sub-Administrator and Sub-Fund Accounting Agent, Distributor and Other Service Providers

Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144, serves as Adviser and Administrator and Fund Accounting agent of the Funds. The Adviser is a New York corporation that is registered as an investment adviser with the SEC. As of December 31, 2012, the Adviser had approximately $22 billion in assets under management.

Set forth in Exhibit H is certain information with respect to the executive officers and owners of the Adviser as of March 15, 2013, and information with respect to the executive officers and directors (and owners) of the Adviser expected to serve in those capacities following completion of the Transaction.

KPB Investment Advisors LLC, 127 Public Square, Cleveland Ohio 44114, is proposed to serve as Sub-Adviser of the Sub-Advised Funds. The Sub-Adviser is an Ohio limited liability company that is now in the process of registering as an investment adviser with the SEC. The Sub-Adviser is a newly created entity.

Set forth in Exhibit I is certain information with respect to the executive officers and owners of the Sub-Adviser as of March 15, 2013, and information with respect to the executive officers and directors (and owners) of the Sub-Adviser expected to serve in those capacities following completion of the Transaction.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as Sub-Administrator and Sub-Fund Accounting agent for the Funds.

Distributor

Victory Capital Advisers, Inc. (the "Distributor"), 4900 Tiedeman Road, Brooklyn, Ohio 44144, is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114. The Distributor is an affiliate of the Adviser and, along with the Adviser, is to be acquired by Victory Capital Holdings, Inc., a portfolio company of Crestview, in the Transaction.

As a result of the Transaction, the Trust will need to enter into a new distribution agreement with the Distributor on behalf of each Fund of the Trust. On February 20, 2013, the Board approved a new distribution agreement with the same terms as the current agreement and with a two year term. The new distribution agreement would take effect at the Closing.

Custodians and Transfer Agent

KeyBank, 127 Public Square, Cleveland, Ohio 44114, serves as custodian for Balanced Fund, Core Bond Index Fund, Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Fund for Income, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Small Company Opportunity Fund, Special Value Fund and Stock Index Fund.

Citibank, N.A., 388 Greenwich Street, New York, NY 10013, serves a custodian for Global Equity Fund, International Fund and International Select Fund. Citi Fund Services Ohio, Inc. serves as transfer agent and dividend disbursing agent for the Victory Fund Complex.

Legal Counsel

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Trust.

EXHIBIT INDEX

EXHIBIT	EXHIBIT NAME	PAGE
Exhibit A	Fees Paid to the Independent Public Accountant	A-1
Exhibit B	New Advisory Agreement	B-1
Exhibit C	Sub-Advisory Agreement	C-1
Exhibit D	Fees Paid to the Adviser and its Affiliates	D-1
Exhibit E	Comparable Fund Fees of the Adviser	E-1
Exhibit F	Proposed Plan	F-1
Exhibit G	Shareholder Servicing Plan Payments	G-1
Exhibit H	Directors, Executive Officers and Owners of the Adviser
	(current and projected after closing of the Transaction)	H-1
Exhibit I	Directors, Executive Officers and Owners of the Sub-Adviser
	(current and projected after closing of the Transaction)	I-1

This page is intentionally left blank.

EXHIBIT A

Fees Paid to the Independent Public Accountant

The charts below disclose fees paid by the existing Funds, the Adviser, and Affiliated Service Providers to E&Y.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

	AUDIT FEES		AUDIT-RELATED FEES
	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
Balanced Fund	$648.75	$736.42	None	None
Core Bond Index Fund	1,162.43	1,196.05	None	None
Diversified Stock Fund	65,899.47	91,489.99	None	None
Dividend Growth Fund	N/A	N/A	None	None
Established Value Fund	42,309.45	24,781.76	None	None
Fund for Income	51,826.08	30,167.69	None	None
Global Equity Fund	242.70	182.88	None	None
International Fund	2,141.98	2,049.48	None	None
International Select Fund	2,132.14	1,937.11	None	None
Investment Grade Convertible Fund	532.62	885.67	None	None
Large Cap Growth Fund	6,160.73	5,239.03	None	None
National Municipal Bond Fund	4,809.32	4,716.25	None	None
Ohio Municipal Bond Fund	2,800.49	3,157.54	None	None
Small Company Opportunity Fund	39,037.32	24,463.92	None	None
Special Value Fund	11,643.96	22,654.27	None	None
Stock Index Fund	1,313.01	1,081.66	None	None
Audit fees for liquidated funds		132,060.28
Security Counts (Paid by the Adviser)	25,700.00	33,700.00	—	—

Tax Fees and All Other Fees

	TAX FEES		ALL OTHER FEES
	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
Balanced Fund	$224.15	$226.53	None	None
Core Bond Index Fund	406.05	367.91	None	None
Diversified Stock Fund	25,118.62	28,142.78	None	None
Dividend Growth Fund	N/A	N/A	None	None
Established Value Fund	12,115.53	7,622.99	None	None
Fund for Income	14,614.61	9,279.73	None	None
Global Equity Fund	76.31	56.25	None	None
International Fund	710.75	630.43	None	None
International Select Fund	693.21	595.86	None	None
Investment Grade Convertible Fund	254.17	272.44	None	None
Large Cap Growth Fund	1,918.74	1,611.55	None	None
National Municipal Bond Fund	1,614.98	1,450.74	None	None
Ohio Municipal Bond Fund	992.15	971.28	None	None

A-1

	TAX FEES		ALL OTHER FEES
	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
Small Company Opportunity Fund	$11,352.50	$7,525.22	None	None
Special Value Fund	5,602.45	6,968.56	None	None
Stock Index Fund	426.61	332.79	None	None
Tax Returns for liquidated funds	41,579.17	39,544.94	—	—

Fees for non-audit services provided to the Fund's Affiliated Service Providers for which pre-approval by the Audit and Risk Oversight Committee was required

	AUDIT-RELATED FEES		TAX FEES		ALL OTHER FEES
	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
All Funds	None	None	None	None	None	None

Aggregate non-audit fees for services provided to the Fund, the Adviser, and its
Affiliated Service Providers, regardless of whether pre-approval was required

	AGGREGATE NON-AUDIT FEES
	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
Balanced Fund	$224.15	$226.53
Core Bond Index Fund	406.05	367.91
Diversified Stock Fund	25,118.62	28,142.78
Dividend Growth Fund	N/A	N/A
Established Value Fund	12,115.53	7,622.99
Fund for Income	14,614.61	9,279.73
Global Equity Fund	76.31	56.25
International Fund	710.75	630.43
International Select Fund	693.21	595.86
Investment Grade Convertible Fund	254.17	272.44
Large Cap Growth Fund	1,918.74	1,611.55
National Municipal Bond Fund	1,614.98	1,450.74
Ohio Municipal Bond Fund	992.15	971.28
Small Company Opportunity Fund	11,352.50	7,525.22
Special Value Fund	5,602.45	6,968.56
Stock Index Fund	426.61	332.79
Tax Returns for liquidated funds	41,579.17	39,544.94
Tax Returns for Other Victory Trusts	9,030.00	8,600.00
Victory Capital Series	15,000.00	15,000.00
KeyBank Tax Services	51,325.00	65,765.00
India Tax Fee	4,500.00	12,329.00

A-2

EXHIBIT B

New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT
between
THE VICTORY PORTFOLIOS
and
VICTORY CAPITAL MANAGEMENT INC.

AGREEMENT made as of the ____ day of _______, 2013, by and between The Victory Portfolios (the "Trust"), a Delaware statutory trust which may issue one or more series of shares of beneficial interest, and Victory Capital Management Inc., a New York corporation (the "Adviser").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A individually and not jointly (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

Appointment.

°  General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

°  Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

°  Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act or any exemptive relief granted thereunder. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser or employ another Sub-Adviser without further shareholder approval, to the extent consistent with the 1940 Act or any exemptive relief granted thereunder. A Sub-Adviser may be an affiliate of the Adviser.

Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

°  the Trust's Trust Instrument;

°  the Bylaws of the Trust;

°  resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

°  the most recent Post-Effective Amendment to the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

°  Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

°  the currently effective Prospectuses and Statements of Additional Information of the Funds.

Investment Advisory Services.

°  Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

supervise all aspects of the operations of the Trust and each Fund;

obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' investment portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's investment portfolio;

determine which issuers and securities shall be included in the portfolio of each Fund;

furnish a continuous investment program for each Fund;

in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

°  Covenants. To the extent the Fund has adopted or adopts a "manager of managers" structure in reliance on the Manager of Managers Order, subject to the review of the Board of Trustees, the Adviser shall serve as the investment adviser. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

°  Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

°  Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

°  Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

°  Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund. Any transactions for a Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Rule lla2-2(T). The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

°  Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

Representations and Warranties.

°  The Adviser hereby represents and warrants to the Trust as follows:

The Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser's obligations hereunder.

°  The Trust hereby represents and warrants to the Adviser as follows:

The Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

Compensation. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite such Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis. In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require; and (ii) the Adviser shall not be required to bear the expenses of a Fund to an extent which would result in the Fund's or Trust's inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust's Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds' shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust's Board of Trustees; (xii) association membership dues authorized by the Trust's Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds' assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust's Trustees and officers.

Non-Exclusive Services; Limitation of Adviser's Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

Effective Date; Modifications; Termination. This Agreement shall become effective as of the date first above written, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

°  This Agreement shall continue in force until December 31, 2014. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting shares of the Fund.

°  The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

°  Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Trust may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

The terms "The Victory Portfolios" and "Trustees" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The Victory Portfolios" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

Service Mark. The service mark of the Trust and the name "Victory" (and derivatives thereof) have been licensed to the Trust by the Adviser, pursuant to a License Agreement, and their continued use is subject to the right of the Adviser to withdraw this permission under the License Agreement in the event the Adviser or an affiliate of the Adviser is not the investment adviser to the Trust.

Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

Structure of Agreement. The Trust is entering into this Agreement on behalf of the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

°  any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

°  under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

°  the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act or any rule or regulation of the SEC thereunder.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

Notices. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 3435 Stelzer Road, Columbus, Ohio 43219-3035, Attention: Chair of the Board; with a copy to Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York, 10104, Attention: Jay G. Baris, Esq., or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attention: President, with a copy to Christopher K. Dyer, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

THE VICTORY PORTFOLIOS On behalf of the Funds listed on Schedule A, individually and not jointly	VICTORY CAPITAL MANAGEMENT INC.
By:_____________________________________	By:_____________________________________
Name: Title:	Name: Title:

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
between
THE VICTORY PORTFOLIOS
and
VICTORY CAPITAL MANAGEMENT INC.
Dated _______ __, 2013

Name of Fund	Fee[1]	Last Approved	Must Be Approved By
1. Balanced Fund	0.60% on the first $400 million, 0.55% on the next $400 million, and 0.50% on assets in excess of $800 million		December 31, 2014
2. Core Bond Index Fund	0.50% on the first $400 million, 0.45% on the next $400 million, and 0.40% on assets in excess of $800 million		December 31, 2014
3. Diversified Stock Fund	0.65% on the first $800 million, 0.60% on the next $1.6 billion, and 0.55% on assets in excess of $2.4 billion		December 31, 2014
4. Dividend Growth Fund	0.70% on the first $1.5 billion, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $3 billion		December 31, 2014
5. Established Value Fund	0.65% on the first $100 million, 0.55% on the next $100 million, and 0.45% on assets in excess of $200 million		December 31, 2014
6. Fund for Income	0.50% on the first $400 million, 0.45% on the next $400 million, and 0.40% on assets in excess of $800 million		December 31, 2014
7. Global Equity Fund	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion, and 0.70% on assets in excess of $5 billion		December 31, 2014
8. International Fund	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion, and 0.70% on assets in excess of $5 billion		December 31, 2014
9. International Select Fund	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion, and 0.70% on assets in excess of $5 billion		December 31, 2014
10. Investment Grade Convertible Fund	0.75% on the first $400 million, 0.65% on the next $400 million, and 0.60% on assets in excess of $800 million		December 31, 2014
11. Large Cap Growth Fund	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% in excess of $800 million		December 31, 2014
12. National Municipal Bond Fund	0.55% on the first $400 million, 0.50% on the next $400 million, and 0.45% on assets in excess of $800 million		December 31, 2014

Name of Fund	Fee[1]	Last Approved	Must Be Approved By
13. Ohio Municipal Bond Fund	0.55% on the first $400 million, 0.50% on the next $400 million, and 0.45% on assets in excess of $800 million		December 31, 2014
14. Small Company Opportunity Fund	0.85% on the first $500 million, 0.75% on assets in excess of $500 million		December 31, 2014
15. Special Value Fund	0.75% on the first $400 million, 0.65% on the next $400 million, and 0.60% on assets in excess of $800 million		December 31, 2014
16. Stock Index Fund	0.25% on the first $400 million, 0.20% on the next $400 million, and 0.15% on assets in excess of $800 million		December 31, 2014

1  Expressed as a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily or contractually waive any portion of the advisory fee from time to time. In addition, the Adviser may from time to time undertake in writing to limit the Funds' total expenses for a definite period of time.

Current as of

THE VICTORY PORTFOLIOS

By:____________________________________
Title:

Accepted:

VICTORY CAPITAL MANAGEMENT INC.

By:____________________________________
Title:

This page is intentionally left blank.

EXHIBIT C

Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT
between
KPB INVESTMENT ADVISORS LLC,
VICTORY CAPITAL MANAGEMENT INC.
and
THE VICTORY PORTFOLIOS

AGREEMENT made as of the ____ day of _______, 2013, by and between Victory Capital Management Inc., a New York corporation (the "Adviser"), KPB Investment Advisors LLC, an Ohio limited liability company (the "Sub-Adviser), and The Victory Portfolios (the "Trust"), a Delaware statutory trust which may issue one or more series of shares of beneficial interest, on behalf of the funds listed on Schedule A individually and not jointly (each, a "Fund" and collectively, the "Funds").

WHEREAS, the Adviser provides the Funds, as series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), investment advisory services pursuant to the terms and conditions of an investment advisory agreement dated as of [__________] [__], 2013 (the "Advisory Agreement"), between the Adviser and the Trust, on behalf of the Funds and its other series; and

WHEREAS, the Trust and the Adviser desire to retain the Sub-Adviser to furnish investment sub-advisory services to the Funds, and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

Appointment.

General. The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

Employees of Affiliates. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser.

Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of the currently effective Prospectuses and Statements of Additional Information of the Funds along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any.

Investment Sub-Advisory Services.

Management of the Funds. The Sub-Adviser hereby undertakes to act as investment sub-adviser to the Funds with respect to that portion of the assets of each Fund that the Adviser allocates from time to time to the Sub-Adviser to manage (which portion may include any or all of the Fund's assets).

The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of each Fund's affairs.

Should the Board of Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of a Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of a Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

Subject to the supervision of the Board of Trustees of the Trust and the Adviser, the Sub-Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds that are allocated to the Sub-Adviser to manage and, in furtherance thereof, shall:

obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' investment portfolios and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in a Fund's investment portfolio;

determine which issuers and securities shall be included in the portfolio of each Fund;

furnish a continuous investment program for each Fund;

in its discretion and without prior consultation with the Trust, buy, sell and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund;

take, on behalf of each Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate daily trade and periodic reports to the Adviser and periodic reports to the Trust's Board of Trustees;

provide such compliance reports, assessments and certifications from the Sub-Adviser's Chief Compliance Officer as the Adviser or the Trust's Board of Trustees may request;

provide the Trust with reasonable evidence that, with respect to activities on behalf of the Funds, the Sub-Adviser has maintained and is maintaining adequate errors and omissions insurance and fidelity bond coverage;

provide the Adviser and the Trust with such additional cooperation as may be reasonably requested in furtherance of the operation of the Funds and the regulatory requirements of the Funds and the Adviser; and

maintain the confidentiality of Trust information, other than as needed to conduct the business of the Funds, and exercise at least the same standard of care that it uses to protect its own confidential and proprietary information.

Covenants. The Sub-Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Adviser or the Trust with respect to a Fund and provided to the Sub-Adviser in writing. The Sub-Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Sub-Adviser shall at all times be subject to the review of the Adviser and the Trust's Board of Trustees.

Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to sub-advisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

Reports, Evaluations and other Services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Trust with respect to the Funds and in connection with the Sub-Adviser's services hereunder as the Adviser or the Trust's Board of Trustees may reasonably request from time to time or as the Sub-Adviser may otherwise deem to be desirable. The Sub-Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser shall, subject to review by the Adviser and the Board of Trustees, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Funds and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Adviser and the Board of Trustees of the Trust regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund. Any transactions for a Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Rule lla2-2(T). The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the

Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

Representations and Warranties.

The Sub-Adviser hereby represents and warrants to the Adviser and the Trust as follows:

The Sub-Adviser is a limited liability company duly organized and in good standing under the laws of the State of Ohio and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

The Sub-Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub-Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

The Sub-Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Sub-Adviser's obligations hereunder.

All representations and warranties made by the Sub-Adviser pursuant to this Paragraph 4 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser and the Trust in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

The Adviser hereby represents and warrants to the Sub-Adviser and the Trust as follows:

The Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

The Adviser at all times shall provide its best judgment and effort to the Sub-Adviser and the Trust in carrying out the Adviser's obligations hereunder.

The Trust hereby represents and warrants to the Adviser and the Sub-Adviser as follows:

The Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

Compensation. As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, the Adviser shall pay to the Sub-Adviser out of the Adviser's assets an annual fee, computed and accrued daily and paid in arrears within the first five business days of every month, at the rate set forth opposite such Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month, multiplied by the portion of that Fund's assets allocated by the Adviser to the Sub-Adviser for investment during such month. At the request of the Adviser, for administrative convenience, some or all of such fee shall be paid directly by a Fund to a Sub-Adviser from fees payable to the Adviser under the Advisory Agreement. However, neither the Trust nor any Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust.

Expenses. As between the Sub-Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Sub-Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Sub-Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust's Trustees that are not employees of the Sub-Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds' shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust's Board of Trustees; (xii) association membership dues authorized by the Trust's Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds' assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust's Trustees and officers.

Notwithstanding the foregoing, the Sub-Adviser agrees to pay the Adviser or the Trust the cost of generating a prospectus supplement, including costs of preparation, filing, typesetting, printing, distribution and mailing of the supplement, if the Sub-Adviser makes any changes that require prompt disclosure in the prospectus or any required regulatory documents that may be caused by changes to its structure or ownership, to investment personnel, to investment style or management, or otherwise ("Changes"), and at the time of notification of the Trust or the Adviser by the Sub-Adviser of such Changes, the Fund is not generating a supplement for other purposes or the Fund or the Adviser does not wish to add such Changes to the pending supplement. In the event two or more sub-advisers, if applicable, each require a supplement simultaneously, the expense of a combined supplement will be shared by them in an equitable manner determined by the Adviser.

In the event there is a proposed change of control of the Sub-Adviser that would terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) to approve continuation of this Agreement. Such expenses include the reasonable costs of preparation, filing, typesetting, printing, distribution and mailing of a proxy statement, and of soliciting proxies.

In the event that such a proposed change of control of the Sub-Adviser shall occur and the Fund is operating under an exemptive order issued by the SEC to the Trust or the Adviser with respect to the appointment of sub-advisers without the need for shareholder approval, the Sub-Adviser agrees to assume all reasonable costs and expenses associated with an information statement required by the exemptive order which may contain all information that would be included in a proxy statement. Such expenses include the reasonable costs of preparation, filing, typesetting, printing, distribution and mailing of an information statement.

References to Sub-Adviser. The Sub-Adviser hereby grants to the Adviser and the Trust during the term of this Agreement the right and license to use the Sub-Adviser's name and registered and unregistered trademarks, service marks and logos on websites, marketing literature, prospectuses, SAIs, shareholder reports, proxies, and in other materials solely for the purpose of disclosing and promoting the relationship amongst the parties to this Agreement. In accordance with the license rights granted in the preceding sentence, the Adviser agrees to furnish to the Sub-Adviser copies of such documents that refer to the Sub-Adviser prior to the use thereof, and not to use such material if the Sub-Adviser reasonably objects in writing within three (3) business days (or such other time as may be mutually agreed) after receipt thereof.

Non-Exclusive Services; Limitation of Sub-Adviser's Liability. The services of the Sub-Adviser to the Funds are not to be deemed exclusive and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement. The Trust, on behalf of a Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Trust or a Fund.

Effective Date; Modifications; Termination. This Agreement shall become effective as of the date first above written, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act or any exemptive relief granted thereunder, or such later date as may be agreed by the parties following such shareholder approval.

This Agreement shall continue in force until December 31, 2014. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting shares of the Fund.

The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing provisions of this Paragraph 10, the Trust or the Adviser may terminate this Agreement at any time on sixty (60) days' prior written notice to the other parties hereto, without payment of any penalty. Such a termination by the Trust or the Adviser may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time on ninety (90) days' prior written notice to the other parties hereto, without payment of any penalty. Such termination by the Sub-Adviser shall be effected as to all Funds. This Agreement shall terminate automatically in the event of its assignment.

In the event of termination of this Agreement, those paragraphs of the Agreement which govern the conduct of the parties' future interactions with respect to the Sub-Adviser having provided investment management services to the Fund(s) for the duration of the Agreement, including but not limited to paragraphs 3(d)(vi), 3(d)(vii), 3(d)(viii), 3(d)(ix), 3(f), 9, 11, 15 and 16 shall survive such termination of this Agreement.

Limitation of Liability of Trustees and Shareholders. The Adviser and the Sub-Adviser acknowledges the following limitation of liability:

The terms "The Victory Portfolios" and "Trustees" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The Victory Portfolios" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

Structure of Agreement. The Trust is entering into this Agreement on behalf of the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, the Sub-Adviser, and the Trust and the Funds, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act or any rule or regulation of the SEC thereunder.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

Notices. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser or the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attention: President, with a copy to Christopher K. Dyer, or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser and the Trust. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser or the Trust shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 127 Public Square, Cleveland, Ohio 44114, Attention: Brian Tipple, with a copy to Paul Weick, Esq., or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser and the Trust. Notices of any kind to be given to the Trust hereunder by the Adviser or Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to 3435 Stelzer Road, Columbus, Ohio 43219-3035, Attention: Chair of the Board; with a copy to Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York, 10104, Attention: Jay G. Baris, Esq., or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

VICTORY CAPITAL MANAGEMENT INC.	THE VICTORY PORTFOLIOS On behalf of the Funds listed on Schedule A, individually and not jointly
By:_____________________________________	By:_____________________________________
Name: Title:	Name: Title:
KPB INVESTMENT ADVISORS LLC
By:_____________________________________
Name: Title:

SCHEDULE A
to the
SUB-ADVISORY AGREEMENT
between
VICTORY CAPITAL MANAGEMENT INC. ,
KPB INVESTMENT ADVISORS LLC
and
THE VICTORY PORTFOLIOS
Dated _______ __, 2013

Name of Fund	Fee[2]	Last Approved	Must Be Approved By
1. National Municipal Bond Fund	0.20%		December 31, 2014
2. Ohio Municipal Bond Fund	0.20%		December 31, 2014

2  Expressed as a percentage of average daily net assets.

The rates set forth above apply to average daily net assets that are subject to the Sub-Adviser's investment discretion in the specific Fund.

Current as of _______________, 2013  Accepted:

VICTORY CAPITAL MANAGEMENT INC.

By:____________________________________
Title:

KPB INVESTMENT ADVISORS LLC

By:____________________________________
Title:

THE VICTORY PORTFOLIOS, On behalf of the Funds listed above, individually and not jointly

By:____________________________________
Title:

This page is intentionally left blank.

EXHIBIT D

Fees Paid to the Adviser and Its Affiliates

The chart below reflects the fees paid to the Adviser under the Current Advisory Agreement for each Fund still in existence, for the fiscal year ended October 31, 2012. The fee rates are shown below. If the New Advisory Agreement is adopted, there will be no change in the applicable fee rate. The chart also reflects any advisory fee waivers and expense reimbursements.

FUND	ADVISORY FEE RATE	NET ASSETS (amounts in 000's)	ADVISORY FEES (amounts in 000's)	FEE WAIVERS AND EXPENSE REIMBURSEMENTS (amounts in 000's)
Balanced Fund	0.60% on the first $400 million, 0.55% on the next $400 million, and 0.50% on assets in excess of $800 million	$19,155	$121	$91
Core Bond Index Fund	0.50% on the first $400 million, 0.45% on the next $400 million, and 0.40% on assets in excess of $800 million	34,037	182	193
Diversified Stock Fund	0.65% on the first $800 million, 0.60% on the next $1.6 billion, and 0.55% on assets in excess of $2.4 billion	1,872,538	13,896	—
Dividend Growth Fund	0.70% on the first $1.5 billion, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $3 billion	—	N/A	N/A
Established Value Fund	0.65% on the first $100 million, 0.55% on the next $100 million, and 0.45% on assets in excess of $200 million	1,281,631	5,192	—
Fund for Income	0.50% on the first $400 million, 0.45% on the next $400 million, and 0.40% on assets in excess of $800 million	1,580,548	5,845	—
Global Equity Fund	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion, and 0.70% on assets in excess of $5 billion	7,303	55	69
International Fund	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion, and 0.70% on assets in excess of $5 billion	64,770	510	37

FUND	ADVISORY FEE RATE	NET ASSETS (amounts in 000's)	ADVISORY FEES (amounts in 000's)	FEE WAIVERS AND EXPENSE REIMBURSEMENTS (amounts in 000's)
International Select Fund	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion, and 0.70% on assets in excess of $5 billion	$64,655	$498	$30
Investment Grade Convertible Fund	0.75% on the first $400 million, 0.65% on the next $400 million, and 0.60% on assets in excess of $800 million	18,252	171	15
Large Cap Growth Fund	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% in excess of $800 million	147,538	1,291	31
National Municipal Bond Fund	0.55% on the first $400 million, 0.50% on the next $400 million, and 0.45% on assets in excess of $800 million	148,011	797	113
Ohio Municipal Bond Fund	0.55% on the first $400 million, 0.50% on the next $400 million, and 0.45% on assets in excess of $800 million	81,251	490	—
Small Company Opportunity Fund	0.85% on the first $500 million, 0.75% on assets in excess of $500 million	1,190,672	8,140	—
Special Value Fund	0.75% on the first $400 million, 0.65% on the next $400 million, and 0.60% on assets in excess of $800 million	308,190	3,655	7
Stock Index Fund	0.25% on the first $400 million, 0.20% on the next $400 million, and 0.15% on assets in excess of $800 million	38,237	96	32

The chart below reflects the fees paid to the Administrator under the Fund Accounting and Administration Agreement for each Fund, for the fiscal year ended October 31, 2012 with respect to Funds still in existence. There were no fee waivers or expense reimbursements under the Administration and Fund Accounting Agreement. The chart also reflects the portion of the Fund Accounting and Administration fees paid by the Administrator, and out-of-pocket expenses reimbursed by the Funds, to Citibank as sub-fund administrator and sub-fund accountant. Administration fees are payable by the Funds as an annual fee, accrued daily and paid monthly, based upon the combined average daily net assets of the Fund and all other funds of the Trust and The Victory Variable Insurances Funds

(plus reasonable out-of-pocket expenses), at the following rates: 0.108% of the first $8 billion, 0.078% of the next $2 billion, 0.075% of the next $2 billion, and 0.065% of assets in excess of $12 billion.

(amounts in 000's)
FUND	ADMINISTRATION FEES	PORTION OF FEE PAID AND OUT-OF-POCKET EXPENSES REIMBURSED TO CITIBANK
Balanced Fund	$21	$9
Core Bond Index Fund	38	28
Diversified Stock Fund	2,343	1,058
Dividend Growth Fund	N/A	N/A
Established Value Fund	1,139	518
Fund for Income	1,375	626
Global Equity Fund	7	3
International Fund	67	30
International Select Fund	65	29
Investment Grade Convertible Fund	24	11
Large Cap Growth Fund	180	82
National Municipal Bond Fund	151	68
Ohio Municipal Bond Fund	93	42
Small Company Opportunity Fund	1,066	485
Special Value Fund	521	234
Stock Index Fund	40	18

The table below shows amounts paid to KeyBank, an affiliate of the Adviser, during the fiscal year of the Funds ended October 31, 2012 for the services listed with respect to Funds still in existence.

(amounts in 000's)
FUND	Line of Credit Commitment Fee	Line of Credit Interest	Custody Fees	Custody Out-of-Pocket Expenses Reimbursed
Balanced Fund	$1	(a)	$2	$14
Core Bond Index Fund	1	None	3	11
Diversified Stock Fund	74	$3	210	21
Dividend Growth Fund	N/A	N/A	N/A	N/A
Established Value Fund	35	None	100	10
Fund for Income	42	None	120	39
Global Equity Fund	N/A	N/A	N/A	N/A
International Fund	N/A	N/A	N/A	N/A
International Select Fund	N/A	N/A	N/A	N/A
Investment Grade Convertible Fund	1	(a)	2	4
Large Cap Growth Fund	6	None	16	7
National Municipal Bond Fund	5	1	14	3
Ohio Municipal Bond Fund	3	None	8	2
Small Company Opportunity Fund	33	None	93	19
Special Value Fund	18	6	47	12
Stock Index Fund	1	None	3	17

(a)  Rounds to less than $1.

The table below shows amounts paid to and retained by the Distributor and affiliates of the Adviser, during the fiscal year of the Funds ended October 31, 2012 for the services listed for Funds still in existence.

(amounts in 000's)
FUND	Class A (unless otherwise noted) Shareholder Servicing	Class C Distribution Fees	Class R Distribution Fees
Balanced Fund	$4	$13	$28
Core Bond Index Fund	31	—	—
Diversified Stock Fund	65	808	623
Dividend Growth Fund	N/A	—	—
Established Value Fund	6	—	1,838
Fund for Income	3	1,672	312
Global Equity Fund	3	19	—
International Fund	(a)	6	—
International Select Fund	1	6	—
Investment Grade Convertible Fund	5	—	—
Large Cap Growth Fund	1	81	5
National Municipal Bond Fund	12	—	—
Ohio Municipal Bond Fund	42	—	—
Small Company Opportunity Fund	2	—	1,070
Special Value Fund	3	237	612
Stock Index Fund	3	—	—
Stock Index Fund (Class R)	1

(a)  Rounds to less than $1.

EXHIBIT E

Comparable Funds for which Victory Capital Management Inc.
Serves as Investment Adviser or Sub-Adviser

Victory Fund	Comparable Fund Name	Comparable Fund Assets Managed by the Adviser as of December 31, 2012 (Millions)	Comparable Fund Fee Rate
			Assets	Annual Fee Rate
Diversified Stock Fund	Institutional Diversified Stock Fund of The Victory Institutional Funds (adviser)	$612	Annual fee, accrued daily and paid monthly, based upon the average daily net asset value of the Fund's assets.	0.50%
	Diversified Stock Fund of The Victory Variable Insurance Funds (adviser)	33	Annual fee, accrued daily and paid monthly, based upon the average daily net asset value of the Fund's assets.	0.30%
Large Cap Growth Fund	Vantagepoint Growth Fund (sub-adviser)	458	Annual fee, accrued daily and paid quarterly, based upon the average daily net asset value of the portion of the Fund's assets under management by Victory Capital Management Inc.	0.29% of the first $100 million, 0.27% of the next $100 million and 0.25% on assets in excess of $200 million.
Large Cap Growth Fund	Wilshire Large Company Growth Portfolio (sub-adviser)	35	Annual fee, accrued daily and paid monthly, based upon the average daily net asset value of the portion of the Fund's assets under management by Victory Capital Management Inc.	0.30% of the first $75 million and 0.25% of assets in excess of $75 million.
Established Value Fund	Victory Established Value Fund of Columbia Funds Variable Series Trust II	973	Annual fee, accrued daily and paid monthly, based upon the average daily net asset value of the Fund's assets.	0.32% of the first $400 million, 0.31% of the next $400 million and 0.30% of assets in excess of $800 million.

E-1

Comparable Funds for which Victory Capital Management Inc.
Serves as Administrator

Victory Fund	Comparable Fund Name	Comparable Fund Assets Administered by the Administrator as of December 31, 2012 (Millions)	Comparable Fund Fee Rate
			Assets	Annual Fee Rate
The Trust and The Victory Variable Insurance Funds		$6,918	Annual fee, accrued daily and paid monthly, based upon the combined average daily net assets of both trusts (plus reasonable out-of-pocket expenses).	0.108% of the first $8 billion, 0.078% of the next $2 billion, 0.075% of the next $2 billion, and 0.065% of assets in excess of $12 billion.
	Institutional Diversified Stock Fund of The Victory Institutional Funds	612	Annual fee, accrued daily and paid monthly, based upon the average daily net assets of the Fund (plus reasonable out-of-pocket expenses).	0.03% of the first $100 million, and 0.02% on assets in excess of $100 million, subject to an annual minimum fee of $25,000.

E-2

EXHIBIT F

Proposed Plan

THE VICTORY PORTFOLIOS

DISTRIBUTION AND SERVICE PLAN
CLASS A SHARES

This Distribution and Service Plan (the "Plan") is adopted as of ___________ __, 2013, in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by The Victory Portfolios, a statutory trust organized under the laws of the State of Delaware (the "Trust"), on behalf of the Class A shares, a class of shares of its Funds (individually, a "Fund," and collectively, the "Funds") as set forth in Schedule I, as amended from time to time, subject to the following terms and conditions:

Annual Fees.

Distribution Fee. Each Fund will pay to the distributor of its shares, Victory Capital Advisers, Inc. (the "Distributor"), a distribution fee under the Plan at the annual rates set forth on Schedule I (the "Distribution Fee").

Adjustment to Fees. Class A shares of any Fund may pay a Distribution Fee to the Distributor at a lesser rate than the fees specified in Section 1 hereof as agreed upon by the Board of Trustees and the Distributor and approved in the manner specified in Section 3 of this Plan.

Payment of Fees. The Distribution Fees will be calculated daily and paid monthly by each Fund with respect to the Class A shares at the annual rates indicated in Schedule I hereof.

Expenses Covered by the Plan. Distribution Fees may be used by the Distributor:

to pay for activities primarily intended to result in the sale of Class A shares, including but not limited to:

costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Fund;

costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and

payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares;

to pay persons, including but not limited to the Funds' transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class A shareholders, including but not limited to:

maintaining shareholder accounts;

answering routine inquiries regarding a Fund;

processing shareholder transactions; and

providing any other shareholder services not otherwise provided by a Fund's transfer agent;

for an allocation of overhead and other branch office distribution- related expenses of the Distributor such as, office space and equipment and telephone facilities; and

for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the contingent deferred sales charge received by the Distributor.

The amount of the Distribution Fees payable by any Fund under Section 1 hereof is not related directly to expenses incurred by the Distributor and this Section 2 does not obligate a Fund to reimburse the Distributor for such expenses. The Distribution Fees described in Section 1 hereof will be paid by a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to a Fund or Class thereof, any distribution or service expenses incurred by the Distributor on behalf of a Fund in excess of payments of the Distribution Fees specified in Section 1 hereof that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of a Fund. In no case shall any Fund or Class make any payments under the Plan that exceed the maximum amounts payable under applicable Conduct Rules of the Financial Industry Regulatory Authority, Inc.

Indirect Expenses.

While each Fund is authorized to make payments under this Plan to the Fund's Distributor for expenses described above, it is expressly recognized that each Fund currently pays, and will continue to pay, an investment advisory fee to the Investment Adviser and an administration fee to the Administrator. To the extent that any payments made by any Fund to the Investment Adviser or Administrator, including payments of fees under the Investment Advisory Agreement or Administration Agreement, respectively, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payment shall be deemed authorized by this Plan.

Approval of Trustees.

Neither the Plan nor any related agreements will take effect until approved by: (a) a majority of: the full Board of Trustees of the Trust; (b) a majority of those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements; and (c) to the extent required by the Rule, a majority of the outstanding voting securities of the applicable Class of shares of each Fund.

Continuance of the Plan.

The Plan will continue in effect for one year after the date set forth above, and thereafter for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust and by a majority of the Qualified Trustees.

Agreements.

Any agreement with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Class A Shares of the Fund, on not more than sixty days' notice to any other party to the agreement, and (b) that such agreement shall terminate automatically in the event of its assignment.

Termination.

The Plan may be terminated at any time with respect to a Fund (i) by the Trust without payment of any penalty, by the vote of a majority of the outstanding voting securities of the Class A Shares of any Fund, or (ii) by a vote of the Qualified Trustees. The Plan may remain in effect with respect to a Fund even if the Plan has been terminated in accordance with this Section 7 with respect to any other Fund.

Amendments.

The Plan may not be amended with respect to any Fund so as to increase materially the amounts of the fees described in Section 1 above, unless the amendment is approved by a vote of the holders of at least a majority of the outstanding voting securities of the Class A Shares of that Fund. No material amendment to the Plan may be made unless approved by the Trust's Board of Trustees in the manner described in Section 4 above.

Selection of Certain Trustees.

While the Plan is in effect: (i) the selection and nomination of the Trust's Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust; and (ii) any person who acts as legal counsel for the Trustees who are not interested persons of the Trust will be an independent legal counsel.

Written Reports.

In each year during which the Plan remains in effect, a person authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement will prepare and furnish to the Trust's Board of Trustees, and the Board will review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

Preservation of Materials.

The Trust will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Meanings of Certain Terms.

As used in the Plan, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the U.S. Securities and Exchange Commission.

• SCHEDULE I

TO
DISTRIBUTION AND SERVICE PLAN
FOR

CLASS A SHARES OF
THE VICTORY PORTFOLIOS
DATED __________ __, 2013

This Plan shall be adopted with respect to Class A Shares of the following series of The Victory Portfolios:

Fund		Rate*
1.	Balanced Fund	0.25%
2.	Diversified Stock Fund	0.25%
3.	Dividend Growth Fund	0.25%
4.	Established Value Fund	0.25%
5.	Fund for Income	0.25%
6.	Global Equity Fund	0.25%
7.	International Fund	0.25%
8.	International Select Fund	0.25%
9.	Investment Grade Convertible Fund	0.25%
10.	Large Cap Growth Fund	0.25%
11.	National Municipal Bond Fund	0.25%
12.	Ohio Municipal Bond Fund	0.25%
13.	Small Company Opportunity	0.25%
14.	Special Value Fund	0.25%

*  Expressed as a percentage per annum of the average daily net assets of each Fund attributed to its Class A Shares.

As of _________, 2013

THE VICTORY PORTFOLIOS

By:____________________________________

Accepted:

VICTORY CAPITAL MANAGEMENT INC.

By:____________________________________

*  Expressed as a percentage per annum of the average daily net assets of each Fund attributed to its Class A Shares.

EXHIBIT G

Shareholder Servicing Plan Payments

The chart below reflects the maximum applicable fee rate based upon net assets and the total fees paid under the current Shareholder Servicing Plan for each Fund and share class for the fiscal year ended October 31, 2012. If the Proposed Plan is adopted, there will be no change in the applicable fee rate.

FUND AND SHARE CLASS	MAXIMUM ANNUAL FEE RATE	SHAREHOLDER SERVICING FEES PAID FOR THE FISCAL YEAR ENDED OCTOBER 31, 2012 (amounts in 000's)
Balanced Fund – Class A	0.25%	$33
Core Bond Index Fund – Class A	0.25%	83
Diversified Stock Fund – Class A	0.25%	3,688
Dividend Growth Fund – Class A	0.25%	N/A
Established Value Fund – Class A	0.25%	1,517
Fund for Income – Class A	0.25%	1,731
Global Equity Fund – Class A	0.25%	7
International Fund – Class A	0.25%	2
International Select Fund – Class A	0.25%	1
Investment Grade Convertible Fund – Class A	0.25%	26
Large Cap Growth Fund – Class A	0.25%	229
National Municipal Bond Fund – Class A	0.25%	362
Ohio Municipal Bond Fund – Class A	0.25%	223
Small Company Opportunity Fund – Class A	0.25%	907
Special Value Fund – Class A	0.25%	613
Stock Index Fund – Class A	0.15%	30
Stock Index Fund – Class R	0.25%	46

G-1

This page is intentionally left blank.

EXHIBIT H

Directors, Executive Officers and Owners of the Adviser

The following table sets forth the directors and executive officers Victory Capital Management Inc. (the "Adviser"), their business addresses and their principal occupation or business as of March 15, 2013, as well as the same information for the executive officers and directors expected to serve following the closing of the Transaction.

The Adviser, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, is 100 percent owned by KeyBank National Association, which is 100 percent owned by KeyCorp, both of which are located at 127 Public Square, Cleveland Ohio 44114. After the Closing of the Transaction, the Adviser will be owned by Victory Capital Holdings, Inc., a portfolio company of Crestview, both of which are located at 667 Madison Avenue, New York, NY 10065.

NAME AND BUSINESS ADDRESS	PRINCIPAL OCCUPATION/BUSINESS
PRIOR TO THE TRANSACTION:
David C. Brown	Director, and Co-Chief Executive Officer, the Adviser.
Christopher A. Ohmacht	Director, Co-President and Co-Chief Executive Officer.
Lori Swain	Chief Administrative Officer, the Adviser.
Michael D. Policarpo, II	Senior Managing Director, the Adviser; President of Victory Capital Advisers, Inc. (the "Distributor").
Peter W. Scharich	Treasurer and Chief Financial Officer, the Adviser.
Richard G. Zeiger	Director and Secretary, the Adviser.
Holly M. Cavalier	Chief Compliance Officer, the Adviser.
Joseph Rosmarin	Director, the Adviser; Chief Compliance Officer, KeyCorp.
AFTER THE TRANSACTION:
David C. Brown	Director and Chief Executive Officer, the Adviser; Director, Victory Capital Holdings, Inc.
Christopher A. Ohmacht	Director and President, the Adviser; Director, Victory Capital Holdings, Inc.
Michael D. Policarpo, II	Director and Chief Financial Officer, the Adviser; President, the Distributor.
Paul G. Psicznyk	Director and Head of Institutional Sales, the Adviser.
Kevin Schmeits	Director and Head of Intermediary and Retirement Sales, the Adviser.

The principal business address for each of the above persons is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, other than Mr. Ohmacht, whose business address is 45 Rockefeller Plaza, 33rd Floor, New York, NY 10111, and Mr. Zeiger and Mr. Rosmarin, whose business address is 127 Public Square, Cleveland, Ohio 44114.

H-1

This page is intentionally left blank.

EXHIBIT I

Directors, Executive Officers and Owners of the Sub-Adviser

The following table sets forth the directors and executive officers of KPB Investment Advisors LLC ("the "Sub-Adviser"), their business addresses and their principal occupation or business as of March 15, 2013. The Sub-Adviser is 100 percent owned by KeyBank National Association ("KeyBank"), which is 100 percent owned by KeyCorp, and the address of these entities and the persons listed below is 127 Public Square, Cleveland, Ohio 44114. KeyBank serves as the managing member of the Sub-Adviser. No changes are anticipated following the Closing of the Transaction.

NAME	PRINCIPAL OCCUPATION/BUSINESS
Brian Tipple	President and Director, the SubAdviser; Key Private Bank Chief Investment Officer and Senior Vice President, KeyBank.
Paul Toft	Director Tax Exempt Investments and Director, the Sub-Adviser.
Paul DeLuca	Chief Financial Officer and Director, the Sub-Adviser; Key Private Bank Finance Director, KeyBank.
Kenneth Fox	Chief Compliance Officer and Director, the Sub-Adviser; Director of Real Estate Capital, KeyBank.
Paul Weick	Secretary and Director, the Sub-Adviser; Senior Counsel, KeyBank.

I-1

PROXY CARD

THE VICTORY PORTFOLIOS

MERGE FUND NAME - Class __ Shares

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2013

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Michael D. Policarpo, II, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of the above-referenced Fund held of record, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013, at 10:00 A.M. Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-3441 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/victory.pdf

TAGID:	CUSIP:

MERGE FUND NAME - Class __ Shares

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

VOTE ON PROPOSALS:

1.	A proposal to elect seven Trustees.	FOR	WITHHOLD

	1. Mr. David Brooks Adcock	☐	☐

	2. Mr. Nigel D. T. Andrews	☐	☐

	3. Ms. E. Lee Beard	☐	☐

	4. Mr. David C. Brown	☐	☐

	5. Ms. Sally M. Dungan	☐	☐

	6. Mr. David L. Meyer	☐	☐

	7. Mr. Leigh A. Wilson	☐	☐

Any other business that may come up at the Special Meeting.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

PROXY CARD

THE VICTORY PORTFOLIOS

MERGE FUND NAME - Class __ Shares

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2013

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Michael D. Policarpo, II, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of the above-referenced Fund held of record, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013, at 10:00 A.M. Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-3441 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/victory.pdf

TAGID:	CUSIP:

MERGE FUND NAME - Class __ Shares

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

VOTE ON PROPOSALS:

1.	A proposal to elect seven Trustees.	FOR	WITHHOLD

	1. Mr. David Brooks Adcock	☐	☐

	2. Mr. Nigel D. T. Andrews	☐	☐

	3. Ms. E. Lee Beard	☐	☐

	4. Mr. David C. Brown	☐	☐

	5. Ms. Sally M. Dungan	☐	☐

	6. Mr. David L. Meyer	☐	☐

	7. Mr. Leigh A. Wilson	☐	☐

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve a new Advisory Agreement for the Fund.	☐	☐	☐

Any other business that may come up at the Special Meeting.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

PROXY CARD

THE VICTORY PORTFOLIOS

MERGE FUND NAME - Class __ Shares

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2013

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Michael D. Policarpo, II, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of the above-referenced Fund held of record, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013, at 10:00 A.M. Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-3441 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/victory.pdf

TAGID:	CUSIP:

MERGE FUND NAME - Class __ Shares

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

VOTE ON PROPOSALS:

1.	A proposal to elect seven Trustees.	FOR	WITHHOLD

	1. Mr. David Brooks Adcock	☐	☐

	2. Mr. Nigel D. T. Andrews	☐	☐

	3. Ms. E. Lee Beard	☐	☐

	4. Mr. David C. Brown	☐	☐

	5. Ms. Sally M. Dungan	☐	☐

	6. Mr. David L. Meyer	☐	☐

	7. Mr. Leigh A. Wilson	☐	☐

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve a new Advisory Agreement for the Fund.	☐	☐	☐

3.	Proposal to approve a Class A Distribution and Service Plan.	☐	☐	☐

Any other business that may come up at the Special Meeting.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

PROXY CARD

THE VICTORY PORTFOLIOS

MERGE FUND NAME - Class __ Shares

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2013

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Michael D. Policarpo, II, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of the above-referenced Fund held of record, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013, at 10:30 A.M. Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-3441 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/victory.pdf

TAGID:	CUSIP:

MERGE FUND NAME - Class __ Shares

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

VOTE ON PROPOSALS:
		FOR	AGAINST	ABSTAIN

2.	Proposal to approve a new Advisory Agreement for the Fund.	☐	☐	☐

Any other business that may come up at the Special Meeting.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

PROXY CARD

THE VICTORY PORTFOLIOS

MERGE FUND NAME - Class __ Shares

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2013

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Michael D. Policarpo, II, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of the above-referenced Fund held of record, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013, at 10:30 A.M. Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-3441 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/victory.pdf

TAGID:	CUSIP:

MERGE FUND NAME - Class __ Shares

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

VOTE ON PROPOSALS:

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve a new Advisory Agreement for the Fund.	☐	☐	☐

3.	Proposal to approve a Class A Distribution and Service Plan.	☐	☐	☐

Any other business that may come up at the Special Meeting.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

PROXY CARD

THE VICTORY PORTFOLIOS

MERGE FUND NAME - Class __ Shares

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2013

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Michael D. Policarpo, II, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of the above-referenced Fund held of record, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013, at 10:30 A.M. Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-3441 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/victory.pdf

TAGID:	CUSIP:

MERGE FUND NAME - Class __ Shares

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

VOTE ON PROPOSALS:

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve a new Advisory Agreement for the Fund.	☐	☐	☐

4.	Proposal to approve a Sub-Advisory Agreement for the Fund.	☐	☐	☐

Any other business that may come up at the Special Meeting.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

PROXY CARD

THE VICTORY PORTFOLIOS

MERGE FUND NAME - Class __ Shares

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2013

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Michael D. Policarpo, II, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of the above-referenced Fund held of record, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013, at 10:30 A.M. Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-3441 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/victory.pdf

TAGID:	CUSIP:

MERGE FUND NAME - Class __ Shares

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

VOTE ON PROPOSALS:

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve a new Advisory Agreement for the Fund.	☐	☐	☐

3.	Proposal to approve a Class A Distribution and Service Plan.	☐	☐	☐

4.	Proposal to approve a Sub-Advisory Agreement for the Fund.	☐	☐	☐

Any other business that may come up at the Special Meeting.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.